MINING LEASE AGREEMENT


           THIS MINING LEASE AGREEMENT made and entered into this 19th day of June, 1993, by and between DON W. FULLMER, whose address is 1025 NORTH MAIN, FILLMORE, UTAH 84631, herein referred to as "Lessor" or "Owner" and DANIEL H. ENGH, DENNIS S. ENGH whose address is 2340 EAST GERMANIA CIRCLE, SANDY, UTAH 84093-1174, hereinafter referred to as "Lessee".


                                   WITNESSETH:



           WHEREAS, the owner is the sole owner, or the agent for the association which is the sole owner of the unpatented mining claims listed in Exhibit "A" of this agreement, hereinafte referred to as the "Leased Property", and


           WHEREAS,  Lessee  desires  to lease  the Leased  Property,  Owner and
Lessee  hereby   agree  to   the  following  (hereinafte  referred   to  as  the
"Agreement"):


           WHEREAS, Lessor is owner of certain properties and property~ rights situated in Juab County, State of Utah, and more particularly described in the attached Exhibit "A", incorporated by reference, and hereinafter referred to as the "Leased Premises"; and


           WHEREAS, Lessee desires to lease certain rights in and to the Leased Premises which Lessor is willing to grant to Lessee;


           NOW THEREFORE, in consideration of $100.00 paid by Lessee to Lessors receipt of which is hereby acknowledged and the payments, covenants and agreements hereinafter set forth the parties agree as follows:

1.      The Leased Premises.
        -------------------


               The "Leased Premises" shall mean all of the property described in Exhibit "A" attached hereto and made a part hereof, together with all of the ores, minerals and materials thereon and thereunder, and all right, title and all water, water rights, easements and rights of way now and hereafter owned or held by Owner in, upon or under the said property, or in any way pertaining thereto.



2.      Warranties and Representations.
        ------------------------------


               Owner represents to Lessee: (1) that subject to the matters specifically set forth in Exhibit "A," and subject to the matters set forth below with respect to unpatented mining claims, Owner has the exclusive possession of the Mining Claims and (2) that the Owner has the full right, power and capacity to enter into this Lease upon the terms setforth herein. Since the Leased Premises, as described in Exhibit "A" includes unpatented mining claims, Owner represents and warrants to Lessee: (1) that Owner's title is subject to paramount title of the United States of America and to the rights, if any, of surface patentees; (2) that the acts of location performed by Owner on the unpatented mining claims described in Exhibit "A" have been completed in compliance with the laws of the State of Utah and of the United States of America; and (3) that the Notice Of Intent To Hold has been completed and filed with the Juab County Recorder and the BLM in Salt Lake City, Utah.

(4) Lessee represents to owner: (A) that Lessee has made a preliminary search of the Bureau of Land Management records with regard to the leased premises and (B) That Lessee is aware of some conflicting claims within the boundaries of the leased premises and (C) That Lessee intends to do additional title research and to take such actions as are necessary to perfect title in the Lessors favor, insofar as possible and (D) That Lessee will refrain from or abandon all attempts to obtain title to the Leased Premises except as provided by this by this lease, without first obtaining owners written consent.

I.      GRANT


               1.1 Lessor hereby grants and leases to Lessee for and in consideration of, and subject to all of the terms provisions and conditions hereinafter set forth, the exclusive right and privilege to mine, extract, remove and dispose of the all locatable Minerals in, upon or under the Leased Premises, together with the right to use and occupy so much of the surface of the Leased Premises as may be required for all purposes reasonably incident to the mining, extracting, removal and disposal of the locatable Minerals according to the provisions of this Lease.



II.     LEASED MINERALS


               2.1 "Leased Minerals" or "Locatable Minerals" as used herein shall mean all locatable minerals acquired by virtue of the placer or lode mining claims owned by owner.



III.    TERM


               3.1  The primary term of this Lease shall be for a period of five
(5) years from the date hereof and for so long thereafter as Leased Minerals are produced in commercial quantities at more than 200 tons/month from the lands described in Exhibit A by the Lessee, their partners, successors or assigns, for at least ten months of each year after the first five year term has expired, subject to extension or termination as hereinafter provided.


               3.2 This Lease and the terms and conditions of this Lease agreement issued by the Lessor are made with the Lessee herein on condition that Lessee and any lawful successor in interest to Lessee shall perform all covenants and terms and conditions herein set forth to be performed by Lessee or its lawful assigns including payment of royalties as herein provided.

Lessor may issue written notice of termination and cancellation of this Lease, and forfeiture, subject to paragraph 9.1: declaring that the Leased Premises and each and every part thereof have thereby reverted to the Lessor, including any and all fixtures and improvements required to be left with the property upon expiration, termination, or cancellation of this Lease.


               3.3 Lessee may terminate this Lease at any time by giving Lessors at least ninety (90) days prior written notice, together with a check in full settlement of any royalties that are due and unpaid; upon giving such notice of termination, Lessee shall be released of all its obligations except those obligations which have theretofore accrued. Within Thirty (30) days after date of termination, Lessee shall execute and record a release and quitclaim deed releasing all of Lessee's right, title and interest in and to the Leased Premises.


               3.4 Upon the effective date of termination by Lessee, Lessor shall be entitled to retain all funds paid to it by Lessee pursuant to this Lease.


               3.5 Within sixty (60) days after termination from this Lease, Lessee or its successor or assign will provide Lessor with a copy of all data prepared, collected, and interpreted by or for it (including maps, drill data, assays, analyses, geological surveys, topographic surveys, and other data pertaining to the Leased Premises and the Leased Minerals. Lessee will provide readable copies of all new factual geologic data and reports by February 15th of each year.



IV.     CONSIDERATION


               4.1 The Lessee in consideration of the granting of the rights and privileges granted herein hereby covenants and agrees as follows:

                     (1) Due $5,000.00 annual minimum royalty beginning on the first anniversary of this lease and thereafter minimum $5,000.00 each anniversary until Lessee terminates its rights. The minimum royalty of $5,000.00, will be adjusted by the Consumer Prices Index for All Urban Consumers for U.S. City Average as published by the U.S. Department Of Labor, Bureau Of Labor Statistics who is created pursuant to Sec. 5(a) of Public Law 304, 79th Congress. The average at the end of December 1992 will be the base year and any change in the Consumer Prices Index for All Urban Consumers for U.S. City Average for the following year ended December will determine the percent change in the $5,000.00 for the following year. Each year becomes the new base year to measure change from.


                     (2) Production Royalty: A production royalty on Leased Minerals which shall be Two Dollars and 50 Cents per ton ($2.50/ton) of ore removed from or mined and processed upon the Leased Property. The Production Royalty will be applied towards the annual minimum royalty of $5,000.00 on an annual basis.


                     (3) The production royalty of $2.50/ton stated in IV (2), will be adjusted by the Consumer Prices Index for All Urban Consumers for U.S. City Average as published by the U.S. Department Of Labor,
Bureau Of  Labor  Statistics  who  is  created   pursuant   to   Sec.  5(a)   of
Public Law 304,  79th  Congress.   The  average  at  the  end  of  December 1992
will  be  the  base  year  and  any  change in  the  Consumer  Prices  Index for
All Urban Consumers for U.S. City Average for the following year ended December will determine the percent change in the $2.50/ton for the following year. Each year becomes the new base year to measure change from.



                         A).  Annual Labor:
                              ------------


                              (1) To perform upon the Leased Premises the annual
assessment work as set forth under the laws of the United States and the State of Utah, and to prepare timely proof of the performance of such labor and to record and file the same as required by law, and to furnish Lessor with a copy thereof.

Should this Lease be terminated as herein provided and the effective date of such termination shall be ninety (90) days, or less, prior to the end of the then current assessment year, Lessee shall nevertheless be required to perform upon the Leased Premises the annual labor for such assessment year and shall prepare timely proof thereof, record the same, and furnish Lessor with a copy of such proof as hereinafter provided. In the performance of annual labor upon or for the benefit of the Leased Premises, Lessee shall be entitled to perform such work upon any of the claims or upon any of the groups of claims comprising the Leased Premises so long as such work shal qualify for the purpose of the development of the Leased Premises as a contiguous group pursuant to the requirements of law relating to group work on mining claims except as herein provided.


                              (2)  Assessment  work will be completed by July 15
of each year starting with the 1993 Assessment Year, or Lessor may do the work and charge reasonable costs time and expenses to Lessee. Lessee will furnish to Lessor a copy of the proof-of--labor with the County, no later than September 15th of each year.


                              (3) Rental  Fees  Required  For Unpatented  Mining
Claims by the Bureau of Land Management. The fiscal year 1993 Appropriations Acts for the Department of the Interior, signed October 5, 1992, requires holders of unpatented mining claims to pay the Federal Government a new rental fee of $100 per claim per year. The rental fee requirement, which will expire September 30, 1994, suspends a Mining Law requirement for performance of a minimum of $100 of assessment work per claim per year. The Two rental years are September 1, 1992, through August 31, 1993, and September 1, 1993, through August 31, 1994. Claims are defined as lode claims, placer claims, mill sites, and tunnel sites.

           For the next 2 years.; claimants must pay the BLM $100 per claim rental on or before August 31, 1993, for the year ending September 1, 1993, and an advance rental of $100 per claim on or before August 31, 1993, for the year beginning September 1, 1993.


           Lessee agrees to pay this rental fee on or before July 31, 1993 to the Bureau of Land Management. Lessor will agree to be present at the Bureau of Land Management's office in Salt Lake City, Utah when payment is made or accept copy of payment receipt stamped by the BLM within five days of payment. Lessee agrees to pay on or before July 31 of any future rental fees required by the Bureau of Land Management after the expiration of September 30, 1994.



                         B).  PRODUCTION ROYALTY PAYMENTS:
                              ---------------------------



                              (1) Production royalty shall be paid within thirty
(30) days after receipt of payment for each shipment or when otherwise due, and each payment shall be accompanied by a statement showing the date(s) of shipment(s), quantity and value of each shipment; to whom sold and the gross value received, and any cost deductions.


                              (2)  Method of Production  royalty  payments shall
be in U.S. dollars payable by cash or valid check drawn on available funds, and shall be deemed made when deposited at Lessor's single depository at:


                                   Paradise Management Co.
                                   P.O. Box 268
                                   Fillmore, Utah 84631
                                   Phone (801)    743--5848

Lessor may change its single depository at any time by giving written notice to Lessee.

V.   PERIODIC REPORTS


               5.1 Lessee agrees to make semi-annual written reports to lessor (on or before January 1 and July 1 each year) detailing the exploration, development and mining work done upon the leased premises, quantity of ores, minerals or products shipped from the Leased Premises, the identity of the buyer(s) thereof or the place where such ores, minerals or products are stockpiled, the plans for the Leased Premises during the next six (6) month period, and other activities conducted or planned for the Leased Premises.



               5.2 Lessee shall audit all operations upon the Leased Premises at least annually, and furnish to Lessor a copy of such audit within thirty (30) days after completion.



VI.     RIGHTS AND OBLIGATIONS OF LESSEE


               6.1  The Lessee  will  forthwith  have and  is hereby  granted by
Lessor the right and privilege from the date hereof and so long thereafter as this Lease remains in force and effect of entering into and upon the Leased Premises and the right to drill and excavate thereon and therein holes, pits, tunnels, shafts, and other such excavations and to conduct therein and elsewhere such surveys, exploration, investigations, sampling, milling, screening and other work similar as well as dissimilar as Lessee in its sole judgment and discretion may wish to know relating to any and all facts relative to the geology of the Leased Premises, including but not limited to the geology of the Leased Minerals and the mining, milling, beneficiating, and marketing thereof, together with the right to drain water and materials and to pile overburden at places most convenient to Lessee, and the right to dig or bore wells and use any water in or upon said lands and the right to construct and place upon said lands any and all buildings, dams, drains, machinery, roads, railroads, pipe and power lines and other improvements that may be convenient for said purposes, all of which improvements will become the full and complete property of the Lessor upon termination or assignment of Lease back to Lessor, and Lessee will be under no further obligation or liability with respect thereto except for reclamation and except as provided in paragraph 6.7 below. Lessee will have the paramount possession and control of the Leased Premises with regard to the Leased Mineral rights obtained herein during and throughout the life of this Lease and shall be entitled to conduct therein and thereon all mining, milling and beneficiation uses and purposes reasonably incident thereto as it shall deem satisfactory and advantageous so far as Lessee tries not to interfere with the rights of the Federal potassium leases. All work shall be conducted by Lessee as Lessee in its sole judgment and discretion deems best and in a good and minerlike fashion. Stockpiles and tailings covered by Lease, remain the property of the Lessor upon surrender of Lease. Mining timbers in place shall remain affixed as part of the Leased Premises unless released in writing to Lessee.


               6.2 Lessor or his agents duly authorized in writing will have at all reasonable times and at his own risk access to all parts of Leased Premises and associated premises for the purposes of reasonable inspection of operations, record keeping, and accounts to the end that Lessor might verify that the specified royalty payments are being made properly and that operations are being conducted in a minerlike fashion. Lessee will keep records in a businesslike manner.


               6.3 Any and all future leases, transfers, encumbrances or conveyances of interests in the Leased Premises not covered by this Lease shall be subordinate to and subject to the rights of Lessee, his successors, assigns of sublessees, so long as this Lease is in force and effect.



               6.4  Lessee  shall pay all  expenses  incurred  by it and   shall
permit no liens to attach to Leased Premises on account of any debt for materials or services furnished for the benefit of the Leased Premises while this Lease is in effect.

               6.5 Lessee will indemnify and forever hold harmless and defend Lessor from any demand, claim, suit, judgment or liability resulting from the exploratory or development activities of Lessee conducted pursuant to this agreement. Upon request of Lessor, Lessee will furnish evidence of sufficient workmen's compensation, liability and other insurance to cover anticipated risks, or evidence that it is adequately self--insured for such contingencies.


               6.6 Lessee agrees that Leased Minerals from the Leased Premises shall not be mixed or co-mingled with minerals, ore, substances or materials from other properties or lands except as agreed by Lessor.


               6.7 In the event of the termination of this Lease by lapse of time or otherwise, Lessee shall grade and slope and otherwise reclaim that portion of the land being leased pursuant hereto, which was the site of actual mining operations, in accordance with the requirements of the State and Federal regulations then in effect and Owner may elect to assume the burden of reclaiming the land, by notifying Lessee in writing of his intent to assume said burden, in which event, Lessee will obtain not more than three (3) bids for performance of the reclamation work required by this paragraph, and will pay over to owner a sum equal to ninety--five percent (95%) of the lowest of said bids. Thereafter, Lessee shall be relieved from all duties, expenses or responsibility with respect to such reclamation and Owner, simultaneously with or prior to the receipt of said payment, shall obtain from the appropriate Government agencies and deliver to Lessee all documents necessary to release Lessee from all further responsibility for the performance of such reclamation work.

VII.    PATENT OF CLAIMS


               7.1 Upon request of Lessee at any time during the term of this Lease, the Lessor agrees to undertake to obtain patent to any of the mining claims designated by Lessee. Lessee, at its own expense, shall prepare all documents, compile all data and comply in all respects with all applicable laws in this endeavor, and Lessor shall execute all documents required for this purpose and shall cooperate fully with Lessee in the patent application and proceedings.


               7.2 The rights of Lessor and Lessee under this Lease will extend to any and all amended, relocated, or patented claims referred to in Exhibit A. Lessor and Lessee agree that all amendments, relocations, or staking new claims in the claimed area, of the claims referred to in Exhibit A, will be made in the name of Lessor. Some claims need amending and it is known hereby to the Lessee. Any valid mining claims staked by Lessor, or his agents, within the Leased Premises shall fall under and be a part of this Lease.



VIII.   DEFAULT AND FORCE MAJEURE



               8.1 If Lessee will be in default in performing any obligations (except the timely payment of royalties), Lessee shall lose no rights unless, within sixty (60) days following written notice from Lessor, given at the address herein specified, specifying such failure or breach, Lessee shall fail to make such payment or undertake to cure such default by commencement and follow through of appropriate performance, within a reasonable amount of time. Upon such failure, Lessor may terminate this Lease.


               8.2 If Lessee shall be prevented or delayed from performing its obligations or performing any work which it desires to perform or is performing by reason of act of nature, strike or threat of strike, fire, flood, war, mob violence, court order, unavoidable casualties, or any other enumeration, beyond the control of Lessee which cannot be overcome by the means normally employed in performance and at comparable and reasonable expense, then the duration of this Lease shall be extended for a period equal to the period of Force Majeure and any failure to perform obligations shall not be deemed a breach of this Lease. Lessee agrees to use reasonable diligence to remove such causes of disability as may occur from time to time. This paragraph shall not excuse payment or delay payment of royalties.


IX.     Lease Premises.


               9.1 The parties hereto agree that during the term of this Lease, in the event title to any of the Leased Premises is contested by any person or persons, corporation or corporations, or governmental agencies, Lessee will, at its own election and expense, defend the title to any of the Leased Premises before any court of competent jurisdiction or any administrative body. Lessee will defend any actions for damages relating to exploration, development, or mining activities by Lessee on Leased Premises.



               9.2 Lessor, upon execution of this Lease, shall furnish Lessee with copies of all property maps possessed by Lessor on the Leased Premises and adjacent lands.


X.      TAXES AND DUTIES


               10.1 Lessee agrees to pay (i) all taxes hereafter levied and assessed upon all machinery and improvements placed by Lessee upon the Leased Premises, (ii) taxes hereafter levied upon the Leased Premises, including taxes assessed by reason of net annual proceeds, and (iii) occupation or severance taxes imposed upon the mining or production of Leased Minerals from the Leased Premises or any other taxes, assessments or charges resulting from Lessee activities on Leased Premises.

               10.2  Lessor agrees to promptly transmit to Lessee  any   notices
pertaining to taxes,  assessments  and charges which Lessor may receive.


               10.3 Lessee, in all operations under this Lease, will comply with all applicable State and Federal laws, including the social aws relative to employment, safety, workmen's compensation insurance, social security, unemployment tax and tax withholding. Lessee shall hold Lessor harmless from claims of damage to persons or property arising from Lessee's operations under this Lease. Lessee will comply with hazardous waste, air and water quality requirements.


               10.4 Lessee will do all reclamation work required by the Bureau of Land Management, the State of Utah or Juab County in a timely manner.


XI.     ASSIGNMENT AND TRANSFER


               11.1 Lessee can convey, assign or transfer its interest in this lease or any part of this Lease without the prior notification and consent in writing of the Lessor. The assignee party will, as a condition of consent to the transfer, agree to be bound by and subject to the terms of this Lease. Any assignee party will provided a photocopy of the executed copy of assignment and is delivered to the other party. Overriding royalty assignments will not become effective, even if otherwise valid without the consent in writing of the Lessor. Lessee, its successor and assigns, may not assign or convey royalty, overriding royalty, production payment or like interest in the Leased Premises without Lessor's prior written consent.


XII. MISCELLANEOUS


               12.1 This agreement shall be governed by the laws of the State of Utah.

               12.2 Title headings are for convenience only and shall not be deemed a part of this Lease.


               12.3 This Lease and Its Exhibit contain the entire agreement between the parties and supersedes entirely any prior understandings whether oral or written.


               12.4 If any provisions of this Lease is or becomes void or unenforceable by Force of Law, the other provisions shall remain valid and enforceable.


               12.5 Lessor's and Lessee's proper address shall be the following, which either may change by giving written notice to the other.


                       Don W. Fulliner
                       P.O. Box 268
                       1025 North Main
                       Fillmore, Utah 84631

                       Daniel H. Engh, Dennis S. Engh
                       2340 East Germania Circle
                       Sandy, Utah 84093-1174


               12.6  The   failure  to   enforce  at  any  time  any  provisions
of this Lease, shall in no way be construed to be a waiver of such provisions, or to affect validity of the Lease.


               12.7 This Lease shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties.


               12.8  A  Memorandum  of this  Lease may be filed by either party.

                       12.9 Lessee will diligently explore and conduct operations on or near Leased Premises throughout the term of this Lease in a manner reasonably calculated to advance the production of minerals from Leased Premises.



                       IN WITNESS WHEREOF, this Lease has been executed and delivered by Lessor to Lessee as of the day and year first above written.



        /S/ Don W. Fullmer
        Don W. Fullmer
               LESSOR



/S/ Daniel H. Engh                           /S/ Dennis S. Engh
---------------------------------            -----------------------------------
Daniel H. Engh                               Dennis S. Engh
LESSEE                                      LESSEE

                                 ACKNOWLEDGMENT


STATE OF UTAH

COUNTY of Millard
          -------


     On  this 19th  day of  June, 1993,  before me  personally  appeared  DON W.
FULLMER to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as a free act and deed.
     Given under my hand and seal this 19th day of June, 1993. My Commission Expires July 3, 1994.
        ------------

                                             /S/ Lee Ann H. Burton
                                             -----------------------------------









                                 ACKNOWLEDGMENT


STATE OF UTAH

COUNTY of Millard
          -------


     On this 19th day of June, 1993, before me personally appeared DANIEL H. ENGH to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as a free act and deed.
     Given under my hand and seal this 19th day of June, 1993. My Commission Expires July 3, 1994.
        ------------



                                             /S/ Lee Ann H. Burton
                                             -----------------------------------

                                 ACKNOWLEDGMENT


STATE OF UTAH

COUNTY of Millard
          -------


     On this 19th day of June, 1993, before me personally appeared DENNIS S. ENGH to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as a free act and deed.
     Given under my hand and seal this 19th day of June, 1993. My Commission Expires July 3, 1994.
        ------------


                                             /S/ Lee Ann H. Burton
                                             -----------------------------------

                                    EXHIBIT A


                          To the Mining Lease Agreement
           Between Don W. Fullmer, and Daniel H. Engh, Dennis S. Engh.

                        Dated the 19th day of June, 1993.

The Property consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West, and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Medrian, Juab County, Utah.




  Claim Name              Description                                UMC NUMBER

Hailstone        Sec. 33, Twns. 13 So. R-11 W subdv SE                120109
Hailstone        Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120110
Hailstone #1     Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120111

Nola No. 1       Sec. 33, Twns. 13 So. R-11 W subdv SE                120119

Carole Ann       Sec. 4, Twns. 14 So. R-11 W subdv NE                 120116
Carol Ann No. 1  Sec. 34, Twns. 13 So. R-11 W subdv SW                120117

Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                120118

Brian #1         Sec. 28, Twns. 14 So. R-11 W subdv NW                120120
Brian #2         Sec. 28, Twns. 14 So. R-11 W subdv NE                120121
Brian #3         Sec. 28, Twns. 14 So. R-11 W subdv SE                120122
Brian #4         Sec. 27, Twns. 14 So. R-11 W subdv NW                120123
Brian #5         Sec. 27, Twns. 14 So. R-11 W subdv SW                120124
Brian #6         Sec. 28, Twns. 14 So. R-11 W subdv SW                120125
Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv NW                120126
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv NW                120127

Snowflake        Sec. 4, Twns. 14 So. R-11 W  subdv NE                120132
Snowflake #1     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120133
Snowflake #2     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120134
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W  subdv E2                120135

Linda            Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120136
Linda #1         Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120137
Linda #2         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120138
Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120139
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120140
Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120141
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120142

Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv all               302968
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv W2                302969

Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv All              302978
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv NE               302979

Linda            Sec. 34, Twns. 13 So. R-11 W  subdv W2               302992
Linda #1         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302993
Linda #2         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302994
Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302995
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302996

Snowflake        Sec. 33, Twns. 13 So. R-11 W  subdv SE               302997
Snowflake #1     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302998
Snowflake #2     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302999
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W   subdv E2               303000

Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303001
Hailstone #1     Sec. 33 & 34, Twns. 13 So. R-11 W subdv SE & SW      303002

Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303025

Nola No 1        Sec. 28, Twns. 13 So. R-11 W subdv SE                303026
Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                303027

Carole Ann       Sec. 4, Twns. 14 So. R-11 W  subdv NE                303028
Carole Ann #1    Sec. 4, Twns. 14 So. R-11 W  subdv SW                303029

Brian #1         Sec. 28, Twns. 13 So. R-11 W subdv NW                303034
Brian #2         Sec. 28, Twns. 13 So. R-11 W subdv NE                303035
Brian #3         Sec. 28, Twns. 13 So. R-11 W subdv SE                303036
Brian #4         Sec. 27, Twns. 13 So. R-11 W subdv NW                303037
Brian #5         Sec. 27, Twns. 13 So. R-11 W subdv SW                303038
Brian #6         Sec. 28, Twns. 13 So. R-11 W subdv SW                303039

                            ADDENDUM TO MINING LEASE

     This Addendum to Mining Lease is made this l5th day of March, 2000 by and between Don W, Fullmer and Arnola B. Fullmer, his wife, 905 North Main Street, Fillmore, Utah 94631, hereinafter referred to as "Lessor," and Daniel H. Engh and Dennis S. Engh whose address is 2340 East Gennania Circle, Sandy, Utah 84093-1174, hereinafter referred to as "Lessee."

     In consideration, of bringing minimum royalty payments up to date through payments in the amount of $19,775.62, the receipt and adequacy of which is hereby acknowledged. Lessor hereby acknowledges that the items of default contained in the Notice dated December 31, 1999, incorporated by this reference, are hereby satisfied in full or waived as to past acts only.

     In consideration of the foregoing funds paid to Lessor, Lessor also ratifies the following Mining Lease No. 2 - dated June 19, 1993 with Daniel H. Engh and Dennis S. Engh as being in full force and effect, without any modification of the lease or any waiver of'the lease terms as to future performance, except at Paragraph 3.1 of the Mining Lease, the primary term and the requirement to obtain commercial production are extended for five (5) years from the date hereof.

     The leases and claims covered thereby are more particularly described on the attached Exhibit A incorporated by this reference.

     This Addendum shall be effective on file date above.



/s/Don W. Fullmer                            /s/Daniel H. Engh
---------------------------------            -----------------------------------
Don W. Fullmer, (Lessor)                     Daniel H. Engh, (Lessee)



/s/Arnola B. Fullmer                         /s/Dennis S. Engh
---------------------------------            -----------------------------------
Arnola B. Fullmer, (Lessor                   Dennis S. Engh, (Lessee)

To The ADDENDUM TO MINING LEASE
Page 2


STATE OF UTAH
                              SS
Coillily of Millard
            ------------------

        On this 15 day of March, 2000, personally appeared before me Don W. Fullmer and Arnola B. Fullmer, his wife, who acknowledged to me that they executed the Addendum to Mining Lease.




                                             -----------------------------------
                                             NOTARY PUBLIC
                                             Residing at: 390 S. 100E
                                                         -----------------------
My Commission Expires:                                    Fillmore, UT



STATE OF UTAH
                              SS
County of Millard
          --------------------

        On this 15 day of March, 2000, personally appeared before me Daniel H. Engh and Dennis S. Engh, who acknowledged to me that they executed the foregoing Addendum to Mining Lease.




                                             -----------------------------------
                                             NOTARY PUBLIC
                                             Residing at:  390 S. 100E
                                                         -----------------------
My Commission Expires:                                     Fillmore, UT

To The ADDENDUM TO MINING LEASE
Page 3

                                    Exhibit A

Mining Lease #2
---------------

With respect to the Properties, Daniel H. Engh and Dennis S. Engh have a MINING LEASE AGREEMENT Dated June 19th 1993 by and between Don W. Fullmer (Lessor) and Daniel H. Engh, Dennis S. Engh (Lessee). All terms and conditions of the June 19, 1993 MINING LEASE AGREEMENT will be a part of this Letter Agreement. Said claims of this MINING LEASE AGREEMENT are described below:

Tile Property, consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West. and Township 13 South 12 West and Tox~nship 13 South Range 10 West Salt Lake Medrian, Juab County, Utah.


      Claim Name                Description                         UMC NUMBER
--------------------------------------------------------------------------------

Hailstone          Sec. 33, Twns. 13 So. R-11 W subdv SE               120109
Hailstone          Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW    120110
Hailstone #1       Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW    120111

Nola No. 1         Sec. 33, Twns. 13 So. R-11 W subdv SE               120119

Carole Ann         Sec. 4, Twns, 14 So. R-11 W subdv NE                120116
Carol Ann No. 1    Sec. 34, Twns. 13 So. R-11 W subdv SW               120117

Nola               Sec. 33, Twns. 13 So. R-11 W subdv NE               120118

Brian #l           Sec. 28, Twns. 14 So. R-11 W subdv NW               120120
Brian #2           Sec. 28, Twns. 14 So. R-11 W subdv NE               120121
Brian #3           Sec. 28, Twns. 14 So. R-11 W subdv SE               120122
Brian #4           Sec. 28, Twns. 14 So. R-11 W subdv NW               120123
Brian #5           Sec. 28, Twns. 14 So. R-11 W subdv SW               120124
Brian #6           Sec. 28, Twns. 14 So. R-11 W subdv SW               120125
Brian #10          Sec. 28, Twns. 14 So. R-11 W subdv NW               120126
Brian #1l          Sec. 28, Twns. 14 So. R-11 W subdv NW               120127

Snowflake          Sec. 4, Twns. 14 So. R-11 W subdv NE                120132
Snowflake #1       Sec. 4, Twns. 14 So. R-11 W subdv NE                120133
5nowflako #2       Sec. 4, Twns. 14 So. R-11 W subdv NE                120134
Snowflake #3       Sec. 4, Twns. 14 So. R-11 W subdv E2                120135

Linda              Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW    120136
Linda #1           Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW    120137
Linda #2           Sec. 33, Twns. 13 So. R-11 W subdv E2               120138
Linda #3           Sec. 33, Twns. 13 So. R-11 W subdv E2               120139
Linda #4           Sec. 33, Twns. 13 So. R-11 W subdv E2               120140
Linda #5           Sec. 33, Twns. 13 So. R-11 W subdv E2               120141

To The ADDENDUM TO MINING LEASE
Page 4


Linda #6           Sec. 33, Twns. 13 So. R-11 W subdv E2               120142

Brian #10          Sec. 28, Twns. 14 So. R-11 W subdv All              302968
Brian #11          Sec. 27, Twns. 14 So. R-11 W subdv W2               302969

Linda #5           Sec. 33, Twns. 13 So. R-11 W subdv All              302992
Linda #6           Sec. 33, Twns. 13 So. R-11 W subdv NE               302979

Linda              Sec. 34, Twns. 13 So. R-11 W subdv W2               302992
Linda #1           Sec. 34, Twns. 13 So. R-11 W subdv E2               302993
Linda #2           Sec. 34, Twns. 13 So. R-11 W subdv E2               302994
Linda #2           Sec. 33, Twns. 13 So. R-11 W subdv E2               302995
Linda #4           Sec. 33, Twns. 13 So. R-11 W subdv E2               302996

Snowflake          Sec. 33, Twns. 13 So. R-11 W subdv SE               302997
Snowflake #1       Sec. 33, Twns. 13 So. R-11 W subdv SE               302998
Snowflake #2       Sec. 33, Twns. 13 So. R-11 W subdv SE               302999
Snowflake #3       Sec. 4, Twns. 14 So. R-11 W subdv E2                303000

Hailstone          Sec. 33, Twns. 13 So. R-11 W subdv SE               303001
Hailstone #1       Sec. 33 & 34, Twns. 13 So. R-11 W subdv SE & SW     303002

Hailstone          Sec. 33, Twns. 13 So. R-11 W subdv SE               303025

Nola No 1          Sec. 28, Twns. 13 So. R-11 W subdv SE               303026
Nola               Sec. 33, Twns. 13 So. R-11 W subdv NE               303027

Carole Ann         Sec. 4, Twns. 14 So. R-11 W subdv NE                303028
Carole Ann #1      Sec. 4, Twns. 14 So. R-11 W subdv SW                303029

Brian #1           Sec. 28, Twns. 13 So. R-11 W subdv NW               303034
Brian #2           Sec. 28, Twns. 13 So. R-11 W subdv NE               303035
Brian #3           Sec. 28, Twns. 13 So. R-11 W subdv SE               303036
Brian #4           Sec. 27, Twns. 13 So. R-11 W subdv NW               303037
Brian #5           Sec. 27, Twns. 13 So. R-11 W subdv SW               303038
Brian #6           Sec. 28, Twns. 13 So. R-11 W subdv SW               303039

End of Exhibit A.

                        OPTION TO ENTER INTO MINING LEASE

     OPTION AGREEMENT by and between Daniel H. Engh, Dennis S. Engh (Lessor) and Kaolin Of The West, LLC. (Lessee), a Utah Limited Liability Company.

1. A) Lessee hereby pays to Lessor's the sum of $100.00 in consideration for this option, which option payment shall be credited to the Mining Lease Agreement if the option is exercised, and

     B) Lessee will pay annually to Lessor to retain this option and right to enter into a mining lease for the mining claims listed in Exhibit A (Mining Lease Agreement) within the option period for $5,000.00 (five thousand dollars), due June 10th of each year and payment of all Federal and State rents, taxes and other payments associated with the mining claims. All payments of all Federal and State rents, taxes and other payments associated with the mining claims are due to Lessor by June 10th of each year.

2. This option shall remain in effect until November 1, 2000, and thereupon expire unless this option is sooner exercised.

3. To exercise this option, Lessee must notify Owner of same by certified mail within the option period. Ail notices shall be sent to owner at the following address:

          Daniel H. Engh
          2340 E. Germania Circle
          Sandy, Utah 84093-1174

4.   PROPERTY

The Property consists of unpatented lode and association placer mining claims located on land managed by the Bureau of Land Management in the State of Utah (Salt Lake Base & Meridian):

     Joy area unpatented lode association placer claims:

      The Property consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West, and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Meridian, Juab County, Utah.

5. Should the Lessee exercise the option, the Lessor and Lessee agree to promptly sign the attached Mining Lease, and consummate the Mining Lease on its terms, which are incorporated herein by reference.

6. This Option agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

          Signed this 30th day of September, 1996.



                                             Kaolin Of The West, LLC.



/s/Daniel H. Engh                            By:/s/Dennis S. Engh
---------------------------------               --------------------------------
Lessor, Daniel H. Engh                       Its: Lessee




/s/Dennis S. Enqh
---------------------------------
Lessor, Dennis

                      OPTION TO ENTER INTO MINING LEASE

           OPTION AGREEMENT by and between Kaolin Of The West, LLC., a Utah Limited Liability Company at 4532 Briarcreek Street, Salt Lake City, Utah 84117 hereinafter referred to as the (Lessor) and Utah Clay Technology, Inc., at 3985 South 2000 East, Salt Lake City, Utah 84124, hereinafter referred to as (Lessee) a Utah corporation.

   1. A) Lessee hereby pays to Lessor's the sum of $100.00 in consideration for this option, which option payment shall be credited to the Mining Lease Agreement if the option is exercised, and

          B) Lessee will pay annually to Lessor to retain this option and right to enter into a mining lease for the mining claims listed in Exhibit A (Mining Lease Agreement) within the option period for $5,000.00 (five thousand dollars), due June 10th of each year and payment of all Federal and State rents, taxes and other payments associated with the mining claims. All Payments of all Federal and State rents, taxes and other payments associated with the mining claims are due to Lessor by June 10th of each year.

          C) The Lessee agrees to pay upon exercising this option, in cash and/or common stock, to the Lessor an amount equal to the "Fair Market Value of the Leased Premises" as agreed between the parties on or before November 1, 2000.

               The Fair Market Value of the Lease Premises will be defined in a Report that will summarize the economic evaluation and dollar computation of the kaolin reserves of the Leased Premises as determined by an independent engineer on or before June 1, 2000. All costs associated with the preparation of the "Fair Market Value Report of the Leased Premises" will be paid by the Lessee.

2. This option shall remain in effect until November 1, 2000, and thereupon expire unless this option is sooner exercised.

3. To exercise this option, Lessee must notify Owner of same by certified mail within the option period. All notices shall be sent

To the "Option To Enter Into Mining Lease"
Page 2 of 2


to owner at the following address:

               Kaolin Of The West, LLC.
               Daniel H. Engh
               2340 E. Germania Circle
               Sandy, Utah 84093-1174

4.   PROPERTY

The Property consists of unpatented lode and association placer mining claims located on land managed by the Bureau of Land Management in the State of Utah (Salt Lake Base & Meridian):

     Joy area unpatented lode association placer claims:

     The Property consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West, and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Meridian, Juab County, Utah. 5. Should the Lessee exercise the option, the Lessor and Lessee agree to promptly sign the attached Mining Lease, and consummate the Mining Lease on its terms, which are incorporated herein by reference.

6. This Option agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

           Signed this 30 day of September, 1996.

Kaolin Of The West, LLC.                     Utah Clay Technology, Inc.



/S/Dennis S. Engh                            BY: Dennis S. Engh
---------------------------------            ----------------------------------
Its:                                         Its:
Lessor                                       Lessee

                                  MINING LEASE

                                     BETWEEN

                        DANIEL H. ENGH, DENNIS S. ENGH,

                                       AND

                            UTAH CLAY TECHNOLOGY INC.
                              (A UTAH CORPORATION)

                                      DATE:

                                TABLE OF CONTENTS

ARTICLE                                                                 Page No.
-------                                                                 --------

  I - DEFINITIONS.............................................................1
            1.1    "Agreement" ...............................................1
            1.2    "Area of Interest".........................................2
            1.3    "Assets". .................................................2
            1.4    "Leased Minerals" .........................................2
            1.5    "Development" .............................................2
            1.6    "Dollars" or "$" ..........................................2
            1.7    "Exploration" .............................................2
            1.8    "Effective Date" ..........................................2
            1.9    "Exploration Period" ......................................2
            1.10   "Exploration Rights" ......................................2
            1.11   "Mining"...................................................2
            1.12   "Operations" ..............................................3
            1.13   "Prime Rate" ..............................................3
            1.14   "Products" ................................................3
            1.15   "Program" .................................................3
            1.16   "Properties" ..............................................3
            1.17   "Transfer" ................................................3
            1.18   "Work Expenditures" .......................................3

  II - REPRESENTATIONS AND WARRANTIES; COVENANTS;
        TITLE TO ASSETS
            2.1    Capacity of Participants ..................................3
            2.2    Representations and Warranties ............................4
            2.3    Disclosures ...............................................6
            2.4    Covenants .................................................6
            2.5    Record Title and Lessor's Interest ........................6

  III - NAME, PURPOSES AND TERM ..............................................7
            3.1    General ...................................................7
            3.2    Name ......................................................7
            3.3    Purposes ..................................................7
            3.4    Limitation ................................................7
            3.5    Term ......................................................7
            3.6    Terms and Conditions ......................................7
            3.7    Termination ...............................................8
            3.8    Funds Paid ................................................8
            3.9    Copy of all Data ..........................................8

ARTICLE                                                                 Page No.
-------                                                                 --------

  IV - CONSIDERATION .........................................................8
            4.1    Consideration .............................................8
            4.1(A) Annual Labor ..............................................8
            4.1(B) Reserved Royalty ..........................................9

  V - APPOINTMENT OF AGENT BY LESSOR ........................................10
            5.1    Appointment of Agent .....................................10

  VI - PERIODIC REPORTS .....................................................10
            6.l    Semi-annual Written Reports ..............................10
            6.2    Audit all Operations .....................................l0

  VII - RIGHTS AND OBLIGATIONS OF LESSEE ....................................10
            7.1    Entering Leased' Premises ................................10
            7.2    Inspection of Operations, records ........................11
            7.3    Transfers, Encumbrances or Conveyances ...................11
            7.4    Expenses and Liens .......................................11
            7.5    Indemnification ..........................................11
            7.6    Mixed or Co-mingled minerals .............................l1

  VIII - PATENT OF CLAIMS ...................................................12
            8.1    Obtain Patent to Mining Claims ...........................12
            8.2    Rights extend to Amendments ..............................12

  IX - DEFAULT AND FORCE MAJEURE ............................................12
            9.1    Default Performaing Obligations ..........................12
            9.2    Prevented or Delayed from Obligations ....................12

  X - LEASE PREMISES ........................................................13
           10.1 Defend Title ................................................13
           10.2 Copies Maps .................................................13

  XI - TAXES AND DUTIES .....................................................13
           11.1    Lessee Agrees to Pay Taxes ...............................13
           11.2    Notices to Lessee ........................................13
           11.3    Comply with all State and Federal Laws ...................13
           11.4    Reclamation Work .........................................13

  XII - ASSIGNMENT AND TRANSFER .............................................14
           12.1 Assign or Transfer ..........................................14

  XIII - MISCELLANEOUS ......................................................14
           13.1    Governed by Utah Laws.....................................14
           13.2    Title for Convenience.....................................14
           13.3    Contain Entire Agreement..................................14
           13.4    Force of Law..............................................14
           13.5    Proper Address's..........................................14
           13.6    Affect Validity of the Lease............................. 14

ARTICLE                                                                 Page No.
-------                                                                 --------

           13.7    Benefit of the Successors.................................14
           13.8    Memorandum of Lease.......................................14
           13.9    Diligently Explore........................................15

  XIV - EXPLORATION REQUIREMENTS
           14.1 Operator of Exploration, Mining .............................15


EXHIBITS
--------
           EXHIBIT A - PROPERTIES.............................................1
            PART 1. - Properties and Title Exceptions ........................1
            PART 2. - Area of Interest........................................4

                                  MINING LEASE

          THIS MINING LEASE, herein referred to as "Lease", made and entered into this __st day of October, 1996, by and between DANIEL H. ENGH, at 2340 East Germania Circle, Sandy; Utah 84093-1174, DENNIS S. ENGH, at 4532 Briarcreek Drive, Salt Lake City, Utah 84124, hereinafter referred to as "Owner or Lessor", and UTAH CLAY TECHNOLOGY INC., a Utah corporation, having an address at 3985 South 2000 East, Salt Lake City, Utah 84124 (hereinafter designated as "Lessee"):

                                   WITNESSETH:

          WHEREAS, Lessor is owner of certain properties and property rights situated in Juab County, State of Utah, and more particularly described in the attached Exhibit "A", incorporated by reference, and hereinafter referred to as the "Leased Premises"; and

          WHEREAS, Lessee desires to lease certain fights in and to the Leased Premises which Lessor is willing to grant to Lessee;

     NOW THEREFORE, in consideration of $10.00 paid by Lessee to Owner receipt of which is hereby acknowledged and the payments, covenants and agreements hereinafter set forth the parties agree as follows:

     GRANT, Lessor hereby grants and leases to Lessee for and in consideration of, and subject to all of the terms provisions and conditions hereinafter set forth, the exclusive right and privilege to mine, extract, remove and dispose of the all locatable Minerals in, upon or under the Leased Premises, together with the right to use and occupy so much of the surface of the Leased Premises as may be required for all purposes reasonably incident to the mining, extracting, removal and disposal of the locatable Minerals according to the provisions of this Lease.

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          1.1 "Agreement" means this Mining Lease, including all amendments and modifications thereof, and all schedules and exhibits, which are incorporated herein by this 'reference.

          1.2 "Area of Interest"  means the  area described in Part 2 of Exhibit
A.

          1.3 "Assets" means the Properties, Products and all other real and personal property. tangible and intangible, held for the benefit of the Lessor hereunder.

          1.4 "Leased Minerals" or "Locatable Minerals" as used herein shall mean all locatable minerals acquired by virtue of the placer or lode mining claims owned by owner.

          1.5 "Development" means all preparation for the removal and recovery of Products, including the construction or installation of a mill or any other improvements to be used for the mining, handling, milling, processing or other beneficiation of Products.

          1.6  "Dollars" or  "$" means  dollars  in the  currency  of the United
States.

          1.7 "Exploration" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products.

          1.8  "Effective Date" means the date first written above.

          1.9 "Exploration Period" means the period of time during which Lessee is conducting Exploration Operations pursuant to Article VII. The Exploration Period shall begin on the Effective Date and, unless this Agreement sooner terminates, shall end on the date a processing mill is placed into production with Leased Minerals.

          1.10 "Exploration Rights" mean collectively the following:

               (a) the sole and exclusive right of Lessee and its agents, employees, contractors, subcontractors and workers, to enter upon and occupy the Properties for Exploration purposes during the Exploration Period and to conduct thereon such prospecting, trenching, drilling, sampling, examination, testing development, engineering and feasibility studies for kaolin and other or associated clays or metals and all other ores and minerals whatever kind or character as desired by Lessee; and

               (b) the right to do such other things as Lessee, in its sole discretion, deems advisable or necessary to maintain and to fully evaluate the mineral potential of the Properties to determine the feasibility of Development of the Properties, including the fight to remove from the Properties such limited volumes of minerals and materials as are necessary for test and assaying; provided, however, that Lessee shall not have the fight during the Exploration Period to mine and remove such minerals and materials for sale.

          1.11 "Mining" means the mining, extracting, producing, handling, milling or other processing of Products.

          1.12  "Operations"  means  the   activities  carried  out  under  this
Agreement.

          1.13 "Prime Rate" means the interest rate published as the Prime Rate in the "Money Rates" column of The Wall Street Journal, as said rate may change from day to day, or if said column sets forth a range of rates on a single day, the arithmetic mean thereof.

          1.14  "Products"   means  all  ores,  minerals  and mineral  resources
produced from the Properties under this Agreement.

          1.15 "Program" means a description in reasonable detail of Operations to be conducted and objectives to be accomplished by the Lessee for a specified period.

          1.16  "Properties" means those interests in real property described in
Part 1 of Exhibit A and all other interests in real property within the Area of Interest which are acquired and held subject to this Agreement.

          1.17 "Transfer" means sell, grant, assign, encumber, pledge or otherwise commit or dispose of.

          1.18 "Work Expenditures" means the minimum work obligations described in Sections 3.5 and 4.1 below and shall include, for purposes of this Agreement, the value of all time, money or equipment contributed to or used on or in connection with the Properties or the Area of Interest by Lessee in good faith, including but not limited to all consultants' time, all costs of testing and assaying and all other expenses reasonably necessary to evaluate the
Properties or the Area of Interest. Work Expenditures shall include (a) geological evaluation, geophysical study, geochemical analysis, rock and soil sampling, geological mapping and similar activities affecting the Properties or the Area of Interest; (b) drilling, trenching, road construction and pad construction (plus associated stand-by time) and other physical work on the Properties or the Area of Interest; (c) environmental, permitting and reclamation expenditures; (d) title examination and title curative, remonumentation of unpatented mining claims, survey (or re-survey), claim filing fees, taxes, and all other reasonable project maintenance or associated costs on or for the benefit of the Properties or the Area of Interest, including without limitation the maintenance activities described in Sections 3.2 and 4.1 acquisition of property within the Area of interest.

                                   ARTICLE II
                                   ----------

           REPRESENTATIONS AND WARRANTIES: COVENANTS: TITLE TO ASSETS
           ----------------------------------------------------------

          2.1  Capacity of Participants.  Lessee and  Lessor,  each for  itself,
               ------------------------
represent and warrant as follows:

              (a) That it is a corporation and individuals respectively duly incorporated and in good standing in its state of incorporation and that it is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;

               (b) That it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize it to enter into and perform this Agreement have been properly taken;

               (c) That it will not breach any other agreement or arrangement by entering into or performing this Agreement; and

               (d) That this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

          2.2  Representations  and  Warranties:   Lessor  make  the   following
               --------------------------------
representations and warranties effective on the Effective Date:

          The Leased Premises.  The  "Leased  Premises"  shall  mean  all of the
          -------------------
property described in Exhibit "A" attached hereto and made a part hereof, together with all of the ores, minerals and materials thereon and thereunder, and all right, title and all water, water rights, easements and rights of way now and hereafter owned or held by Lessor in, upon or under the said property, or in any way pertaining thereto.

               (a) With respect to those Properties Lessor claimed through the Bureau Of Land Management and those Properties Lessor has enter into a mining lease with Don W. Fullmer, if any, Lessor are in exclusive possession mining rights of such Properties free and clear of all defects, royalties, liens and encumbrances except those specifically identified in Part 1 of Exhibit A.

               (b) With respect to those Properties in which Lessor hold an interest under leases or other contracts: (i) Lessor are in exclusive possession of such Properties; (ii) neither Lessor has received any notice of default of any of the terms or provisions of such contracts; (iii) Lessor have the authority under such contracts to perform fully their obligations under this Agreement; (iv) such contracts are valid and are in good standing; and (v) the properties covered thereby are free and clear of all defects, royalties, liens and encumbrances except for those specifically identified in Part 1 of Exhibit A or in such contracts.

               (c) With respect to unpatented mining claims that are included within the Properties, except as provided in Part 1 of Exhibit A and subject to the paramount title of the United States, the claims are free and clear of defects, royalties, liens and encumbrances except for those specifically identified in Part 1 of Exhibit A and to the best of Lessor's knowledge and belief; (i) the unpatenied mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed;

          and (iii) all assessment work required to hold the unpatented mining claims has been performed in a manner consistent with that required of the Lessee pursuant to Section 4.1(A) of this Agreement through the assessment year ending September 1, 1995. With respect to such unpatented mining claims located by or on behalf of Lessor or one of their Affiliates, except as provided in Part 1 of Exhibit A and subject to the paramount title of the United States, all location notices and certificates and all affidavits of assessment work and other filings required to maintain the claims in good standing have been properly and timely recorded and filed with appropriate governmental agencies, with respect to such unpatented mining claims that were not located by or on behalf of Lessor or one of their Affiliates, Lessor make the representation and warranty contained in the foregoing sentence to the best of their knowledge and belief. Additionally, Lessor have no knowledge of any claims conflicting with the claims described in Part 1 of Exhibit A. Nothing in this Section 2.2(c), however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims described in Part 1 of Exhibit A contains a discovery of minerals.

               Lessor represents to Lessee: (1) that subject to the matters specifically set forth in Exhibit "A," and subject to the matters set forth below with respect to unpatented mining claims, Lessor has the exclusive possession of the Leased Premises and (2) that the Lessor has the full fight, power and capacity to enter into this Lease upon the terms set forth herein. Since the Leased Premises, as described in Exhibit "A" includes unpatented mining claims, Owner represents and warrants to Lessee: (1) that Lessor's title is subject to paramount title of the United States of America and to the fights, if any, of surface patentees; (2) that the acts of location performed by Lessor on the unpatented mining claims described in Exhibit "A" have been completed in compliance with the laws of the State of Utah and of the United States of America; and (3) that the Notice Of Intent To Hold has been completed and filed with the Beaver County Recorder and the BLM in Salt Lake City, Utah.

               (d) Lessor have delivered to Lessee all information concerning title to the Properties in Lessor's possession or control, including, but not limited to, true and correct copies of all leases or other Contracts relating to the Properties of which Lessor has knowledge.

               (e) Except as disclosed in Exhibit A, there are no pending or threatened actions, suits, claims or proceedings with respect to the Properties.

               (f) Except as disclosed in Exhibit A. Lessor is aware of any adverse environmental condition on or affecting the Properties.

               (g) Except as disclosed in Exhibit A, Lessor has any material contractual commitments obligations which relate to or affect the Properties.

Notwithstanding any other provision of this Section 2.2, Lessor makes the representations and warranties contained in this Section to the best of its knowledge and belief, except that with respect to claims arising by, through or under Lessor or any, its Affiliates, such representations and warranties (except those contained in Section 2.2(c) identified as being made on knowledge and belief) shall be absolute. The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement.

          2.3  Disclosures, Each of the  Participants  represents  and  warrants
               -----------
that it is unaware of any material facts or circumstances which have not been disclosed in this Agreement, which should be disclosed to the other Participant in order to prevent the representations in this Article II from being materially misleading.

          2.4  Covenants,  Lessee covenant and agree as follows:
               ---------

               (a) At any time, they will give prompt notice Lessor (during the Exploration Period) of any notice of default, lawsuit, proceeding, action or damage of which either Lessee becomes aware and which might affect the Properties either Participant's title to the Properties.

               (b) Notwithstanding any other provision of this Agreement, during the Exploration Period neither of them will Transfer any interest in any property located in the Area of Interest, except as between themselves and then only upon 14-day prior notice to Lessee, nor will either of them conduct, without Lessor's prior written consent, any property acquisition, exploration, claim staking or mining operations within the Area of Interest.

               (c) At any time, they will use their best efforts to assist Lessor (during the Exploration Period) in obtaining necessary permits or approvals, access to the Properties and water rights to the extent required by or for operations hereunder, and to assist Lessee in informing Lessor of legal, title and mining problems which may affect the Properties.

               (d) They will make available to Lessor, its employees and agents, any and all data, maps, other documents or information which either of them may have or may acquire pertaining to the Properties.

          2.5  Record Title and Lessor's Interest.
               ----------------------------------

               (a) Title to the mining claims shall be held by Lessor.

               (b) Lessee will at all times maintain Utah Clay Technology, Inc., in good standing . and qualified to own property under the laws of the State of Utah.

                                   ARTICLE III
                                   -----------

                             NAME. PURPOSES AND TERM
                             -----------------------

          3.1  General.  Lessor and Lessee  hereby enter into this Agreement for
               -------
the purposes hereinafter stated and agree that all of their rights and all of the Operations on or in connection with the Properties or the Area of Interest shall be subject to and governed by this Agreement.

          3.2  Name.  The name of this mine shall be The Joy Clay. Lessee during
               ----
the Exploration Period and, thereafter, shall accomplish any registration required by applicable assumed or fictitious name statutes and similar statutes.

          3.3  Purposes.   This Agreement  is  entered  into  for  the following
               --------
purposes and for no others, and shall serve as the exclusive means by which the Participants, or either of them, accomplish such purposes:

               (a) to conduct Exploration within the Area Interest,

               (b) to acquire additional Properties within the Area of Interest,

               (c) to evaluate the possible Development of the Properties,

               (d) to engage in Development and Mining Operations on the Properties,

               (e) to engage in marketing Products, and

               (f) to perform any other activity necessary appropriate, or incidental to any of the foregoing.

          3.4  Limitation. Unless the Participants otherwise agree  in  writing,
               ----------
the  development and  operations shall  be limited to the purposes  described in
Section 3.3, and nothing in this Agreement shall be construed to enlarge such purposes.

          3.5  Term. The  primary term  of this  Lease shall  be for a period of
               ----
three (3) years from the date hereof and for so long thereafter as Leased Minerals are produced in commercial quantities at more than 500 tons/month from the lands described in Exhibit A by the Lessee, their partners, successors or assigns, for at least ten months of each year after the initial three (3) year term has expired, subject to extension or termination as hereinafter provided.

          3.6 This Lease and the terms and conditions of this Lease agreement issued by the Lessor are made with the Lessee herein on condition that Lessee and any lawful successor in interest to Lessee shall perform all covenants and terms and conditions herein set forth to be performed by

Lessee or its lawful assigns including payment of royalties as herein provided. Lessor may issue written notice of termination and cancellation of this Lease, and forfeiture, subject to paragraph 9.1: declaring that the Leased Premises and each and every part thereof have thereby reverted to the Lessor, including any and all fixtures and improvements required to be left with the property upon expiration, termination, or cancellation of this Lease.

          3.7 Lessee may terminate this Lease at any time by giving Lessors at least ninety (90) days prior written notice, together with a check in full settlement of any royalties that are due and unpaid; upon giving such notice of termination, Lessee shall be released of all its obligations except those obligations which have theretofore accrued. Within Thirty (30) days after date of termination, Lessee shall execute and record a release and quitclaim deed releasing all of Lessee's right, title and interest in and to the Leased Premises.

          3.8 Upon the effective date of termination by Lessee, Lessor shall be entitled to retain all funds paid to it by Lessee pursuant to this Lease.

          3.9 Within sixty (60) days after termination from this Lease, Lessee or its successor or assign will provide Lessor with a copy of all data prepared, collected, and interpreted by or for it (including maps, drill data, assays, analyses, geological surveys, topographic surveys, market studies, flow sheets, processing studies, and all other data) pertaining to the Leased Premises and the Leased Minerals. Lessee will provide readable copies of all new factual geologic data and reports by February 15th of each year.

                                   ARTICLE IV
                                   ----------

                                  CONSIDERATION
                                  -------------

          4.1 The Lessee in consideration of the granting of the rights and privileges granted herein hereby covenants and agrees as follows:

               A). Annual Labor:
                   ------------

          (1) To perform upon or for the benefit of the Leased Premises the annual assessment work as set forth under the laws of the United States and the State of Utah, and to prepare timely proof of the performance of such labor and to record and file the same as required by law, and to furnish Lessor with a copy thereof. Should this Lease be terminated as herein provided and the effective date of such termination shall be ninety (90) days, or less, prior to the end of the then current assessment year, Lessee shall nevertheless be required to perform upon Or for the benefit of the Leased Premises the annual labor for such assessment year and shall prepare timely proof thereof, record the same, and furnish Lessor with a copy of such proof as hereinafter provided. In the performance of annual labor upon or for the benefit of the Leased Premises, Lessee shall be entitled to perform such work upon any of the claims or upon any of the groups of claims comprising the Leased Premises or upon other claims lying outside the Leased Premises so long as such work shall qualify for the purpose of the development of the Leased Premises as a contiguous group pursuant to the requirements of law relating to group work on mining claims except as herein provided.

          (2) Assessment work will be completed by July 15 of each year starting with the 1994 Assessment Year, or Lessor may do the work and charge reasonable costs time and expenses to Lessee, Lessee will furnish to Lessor a copy of the proof-of-labor with the County and the BLM time-stamp on it, no later than September 15th of each year.

          B). RESERVED ROYALTY:

          (1) To pay lessor a three percent (3%) royalty on all ores, minerals or products (herein called "Production") mined and removed from the Leased Premises. Said royalty shall be calculated based upon the gross value of the Production. In the event Production is removed from the Leased Premises and stockpiled, royalty shall be payable six(6) months after removal and the gross value shall be deemed the highest value received for comparable material sold from the Leased Premises or from the nearest mine or property to the Leased Premises.

          (2) Production royalty shall be paid within thirty (30) days after receipt of payment for each shipment or when otherwise due, and each payment shall be accompanied by a statement showing the date(s) of shipment(s), quantity and value of each shipment, to whom sold and the gross Value received, and any cost deductions. Production royalty payments not made when due shall bear interest at the rate of 1 1/2% per calendar month or fraction thereof until paid in full.

          (3) Method of Production royalty payments shall be in U.S. dollars payable by cash or valid check drawn on available funds, and shall be deemed made when deposited at Lessor's single depository at:

           FIRST UTAH BANK
           3826 South 2300 East
           Salt Lake City, Utah 84109
           phone (801) 272-9454

Lessor may change its single depository at any time by giving written notice to Lessee.

                                   ARTICLE V
                                   ---------

                         APPOINTMENT OF AGENT BY LESSOR
                         ------------------------------

           5.1 Lessor hereby appoints Daniel H. Engh as their agent and attorney-in-fact for the purpose of representing the claim owners as a group, and authorize him to take all necessary or desirable actions on behalf of Lessor. This appointment shall be without limitation and remain in force until said agent resigns or is replaced by a newly appointed agent for the entire group of owners.

                                   ARTICLE VI
                                   ----------

                                PERIODIC REPORTS
                                ----------------


          6.1 Lessee agrees to make semi-annual written reports to lessor (on or before January 1 and July I each year) detailing the exploration, development and mining work done upon the leased premises, the dates, quantity and value of ores, minerals or products shipped from the Leased Premises, the identity of the buyer(s) thereof or the place where such ores, minerals or products are stockpiled, the plans for the Leased Premises during the next six (6) month period, and other activities conducted or planned for the Leased Premises. also, Lessee will provide Lessor with a copy of all data prepared, collected, and interpreted by or for it (including maps, drill data, assays, analyses, geological surveys, topographic surveys, market studies, flow sheets, processing studies, and all other data) pertaining to the Leased Premises and the Leased Minerals. Lessee will provide readable copies of all new factual geologic data and reports by January 1 and July 1 of each year.

          6.2 Lessee shall audit all operations upon the Leased Premises at least annually, and furnish to Lessor a copy of such audit within thirty (30) days after completion.

                                  ARTICLE VII
                                  -----------

                        RIGHTS AND OBLIGATIONS OF LESSEE
                        --------------------------------

          7.1 The Lessee will forthwith have and is hereby granted by Lessor the right and privilege from the date hereof and so long thereafter as this Lease remains in force and effect of entering into and upon the Leased Premises and the right to drill and excavate thereon and therein holes, pits, tunnels, shafts, and other such excavations and to conduct therein and elsewhere such surveys, exploration, investigations, sampling, milling, screening and other work similar as well as dissimilar as Lessee in its sole judgment and discretion may wish to know relating to any and all facts relative to the geology of the Leased Premises, including but not limited to the geology of the Leased Minerals and the mining, milling, beneficiating, and: marketing thereof, together with the right to drain water and materials and to pile overburden at places most convenient to Lessee, and the right to dig or bore wells and use any water in or upon said lands and the right to construct and place upon said lands any and all buildings, dams, drains, machinery, roads, railroads, pipe and power lines and other improvements that may be convenient for said purposes, all of which improvements will become the full and complete property of the Lessor upon termination or assignment of Lease back to Lessor, and Lessee will be under no further obligation or liability with respect thereto except for reclamation and except as provided in paragraph 7.5 below. Lessee will have the paramount possession and control of the Leased Premises with regard to the Leased Mineral rights obtained herein during and throughout the life of this Lease and shall be entitled to conduct therein and thereon all mining, milling and beneficiation uses and purposes reasonably incident thereto as it shall deem satisfactory and advantageous so far as Lessee tries not to interfere with the rights of the Federal potassium leases. All work shall be conducted by Lessee as Lessee in its sole judgment and discretion deems best and in a good and minerlike fashion. Stockpiles and tailings covered by Lease, remain the property of the Lessor upon surrender of Lease. Mining timbers in place shall remain affixed as part of the Leased Premises unless released in writing to Lessee.

          7.2 Lessor or his agents duly authorized in writing will have at all reasonable times and at his own risk access to all parts of Leased Premises and associated premises for the purposes of reasonable inspection of operations, record keeping, and accounts to the end that Lessor might verify that the specified royalty payments are being made properly and that operations are being conducted in a minerlike fashion. Lessee will keep records in a businesslike manner.

          7.3 Any and all future leases, transfers, encumbrances or conveyances of interests in the Leased Premises not covered by this Lease shall be subordinate to and subject to the rights of Lessee, his successors, assigns of sublessees, so long as this Lease is in force and effect.

          7.4 Lessee shall pay all expenses incurred by it and shall permit no liens to attach to Leased Premises on account of any debt for materials or services furnished for the benefit of the Leased Premises while this Lease is in effect.

          7.5 Lessee will indemnify and forever hold harmless and defend Lessor from any demand, claim, suit, judgment or liability resulting from the exploratory or development activities of Lessee conducted pursuant to this agreement. Upon request of Lessor, Lessee will furnish evidence of sufficient workmen's compensation, liability and other insurance to cover anticipated risks, or evidence that it is adequately self-insured for such contingencies.

          7.6 Lessee agrees that Leased Mineralsfrom the Leased Premises shall not be mixed or co-mingled with minerals, ore, substances or materials from other properties or lands except as agreed by Lessor.

                                  ARTICLE VIII
                                  ------------

                                PATENT OF CLAIMS
                                ----------------

          8.1 Upon request of Lessee at any time during the term of this Lease, the Lessor agrees to undertake to obtain patent to any of the mining claims designated by Lessee. Lessee, at its own expense, shall prepare all documents, compile all data and comply in all respects with all applicable laws in this endeavor, and Lessor shall execute all documents required for this purpose and shall cooperate fully with Lessee in the patent application and proceedings.

          8.2 The rights of Lessor and Lessee under this Lease will extend to any and all amended, relocated, or patented claims referred to in Exhibit A. Lessor and Lessee agree that all amendments, relocations, or staking new claims in the claimed area, of the claims referred to in Exhibit A, will be made in the name of Lessor. Some claims need amending and it is known hereby to the Lessee. Any valid mining claims staked by Lessor, or his agents, within the Leased Premises shall fall under and be a part of this Lease.

                                  ARTICLE VIII
                                  ------------

                            DEFAULT AND FORCE MAJEURE
                            -------------------------

          9.1 If Lessee will be in default in performing any obligations (except the timely payment of royalties), Lessee shall lose no rights unless, within sixty (60) days following written notice from Lessor, given at the address herein specified, specifying such failure or breach, Lessee shall fail to make such payment or undertake to cure such default by commencement and follow through of appropriate performance, within a reasonable amount of time. Upon such failure, Lessor may terminate this Lease.

          9.2 If Lessee shall be prevented or delayed from performing its obligations or performing any work which it desires to perform or is performing by reason of act of nature, strike or threat of strike, fire, flood, war, mob violence, court order, unavoidable casualties, or any other enumeration, beyond the control of Lessee which cannot be overcome by the means normally employed in performance and at comparable and reasonable expense, then the duration of this Lease shall be extended for a period equal to the period of Force Majeure and any failure to perform obligations shall not be deemed a breach of this Lease. Lessee agrees to use reasonable diligence to remove such causes of disability as may occur from time to time. This paragraph shall not excuse payment or delay payment of royalties.

                                    ARTICLE X
                                    ---------

                                 LEASE PREMISES
                                 --------------

          10.1 The parties hereto agree that during the term of this Lease, in the event title to any of the Leased Premises is contested by any person or persons, corporation or corporations, or governmental agencies, Lessee will, at its own election and expense, defend the title to any of the Leased Premises before any court of competent jurisdiction or any administrative body. Lessee will defend any actions for damages relating to exploration, development, or mining activities by Lessee on Leased Premises.

          10.2 Lessor, upon execution of this Lease, shall furnish Lessee with copies of all property maps possessed by Lessor on the Leased Premises and adjacent lands.

                                   ARTICLE XI
                                   ----------

                                TAXES AND DUTIES
                                ----------------

          11.1 Lessee agrees to pay (i) all taxes hereafter levied and assessed upon all machinery and improvements placed by Lessee upon the Leased Premises,
(ii) taxes hereafter levied upon the Leased Premises, including taxes assessed by reason of net annual proceeds, and (iii) occupation or severance taxes imposed upon the mining or production of Leased Minerals from the Leased Premises or any other taxes, assessments or charges resulting from Lessee activities on Leased Premises.

          11.2 Lessor agrees to promptly transmit to Lessee any notices pertaining to taxes, assessments and charges which Lessor may receive.

          11.3 Lessee, in all operations under this Lease, will comply with all applicable State and Federal laws, including the social laws relative to employment, safety, workmen's compensation insurance, social security, unemployment tax and tax withholding. Lessee shall hold Lessor harmless from claims of damage to persons or property arising from Lessee's operations under this Lease. Lessee will comply with hazardous waste, air and water quality requirements.

          11.4 Lessee will do all reclamation work required by the Bureau of Land Management, the State of Utah or Beaver County in a timely manner.

                                   ARTICLE XII
                                   -----------

                             ASSIGNMENT AND TRANSFER
                             -----------------------

          12.1 Lessee will not convey, assign or transfer its interest in this lease or any part of this Lease without the prior notification and consent in writing of the Lessor. The assignee party will, as a condition of consent to the transfer, agree to be bound by and subject to the terms of this Lease. Any assignee party will provided a photocopy of the executed copy of assignment and is delivered to the other party. Overriding royalty assignments will not become effective, even if otherwise valid without the consent in writing of the Lessor. Lessee, its successor and assigns, may not assign or convey royalty, overriding royalty, production payment or like interest in the Leased Premises without Lessor's prior written consent.

                                  ARTICLE XIII
                                  ------------

                                  MISCELLANEOUS
                                  -------------

          13.1 This agreement shall be governed by the laws of the State of Utah.

          13.2 Title headings are for convenience only and shall not be deemed a part of this Lease.

          13.3 This Lease and Its Exhibit contain the entire agreement between the parties and supersedes entirely any prior understandings whether oral or written.

          13.4  If  any  provisions  of  this  Lease  is  or  becomes   void  or
unenforceable by Force of Law, the other provisions shall remain valid and enforceable.

          13.5 Lessor's and Lessee's proper address shall be the following, which either may change by giving written notice to the other.

          Daniel H. Engh
          2340 East Germania Circle
          Sandy, Utah 84093

          Utah Clay Technology, Inc.
          3985 South 2000 East
          Salt Lake City, Utah 8124

          13.6 The failure to enforce at any time any provisions of this Lease, shall in no way be construed to be a waiver of such provisions, or to affect validity of the Lease.

          13.7 This Lease shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties.

          13.8  A Memorandum of this Lease may be filed by either party.

          13.9 Lessee will diligently explore and conduct operations on or near Leased Premises throughout the term of this Lease in a manner reasonably calculated to advance the production of minerals from Leased Premises.

                                   ARTICLE XIV
                                   -----------

                            EXPLORATION REOUIREMENTS
                            ------------------------

          14.1 Lessor agrees to Utah Clay Technology, Inc. as the party that will be the operator's of the exploration, and mining of the lode and placer claims referred to in Exhibit A. Lessee agrees that it can not transfer or assign all or part of being the operator of the exploration, and mining to any other party.

          IN WITNESS WHEREOF, this Lease has been executed and delivered by Lessor to Lessee as of the day and year first above written.




/s/Daniel H. Engh
---------------------------------
Daniel H. Engh
LESSOR




/s/Dennis S. Engh
---------------------------------
Dennis S. Engh LESSOR

UTAH CLAY TECHNOLOGY, INC.



BY:
   ------------------------------
President
LESSEE


State of Utah
                                   S.S.
County of Salt Lake

On this      day of October, 1996, personally appeared before me,

Daniel H. Engh,  Dennis S. Engh,  Dennis S. Engh,  having  authority  to sign as
-------------------------------
President of Utah Clay Technology, Inc. and by authority of the board of Directors, who acknowledged to me that they executed the foregoing document.



---------------------------------
NOTARY PUBLIC                                RESIDING AT:
                                                         ----------------------
                                             ----------------------------------
                                             ----------------------------------
                                             ----------------------------------

                                   EXHIBIT A
                                   ---------

                  To Mining Lease Agreement dated as of October
                  _______, 1996, by and among Daniel H. Engh,
                  Dennis S. Engh, and Utah Clay Technology, Inc.

PART I
------

     With respect to the Properties, Daniel H. Engh and Dennis S. Engh are in control of lode and placer claims described below:

The Property consists of Lode Claims and Placer claims. And are located in TOwnships 13 South Range 11 West and Township 14 South 11 West, and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Medrian, Utah County, Utah.

Claim Name         Description                                       UMC NUMBER
----------         -----------                                       ----------

Hailstone          Sec. 33, Twns. 13 So. R-11 W subdv SE                120109
Hailstone          Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120110
Hailstone #1       Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120111

Nola No. 1         Sec. 33, Twns. 13 So. R-11 W subdv SE                120119

Carole Ann         Sec. 4, Twns. 14 So. R-11 W subdv NE                 120116
Carol Ann No. 1    Sec. 34, Twns. 13 So. R-11 W subdv SW                120117


Nola               Sec. 33, Twns. 13 So. R-11 W subdv NE                120118

Brian #1           Sec. 28, Twns. 14 So. R-11 W subdv NW                120120
Brian #2           Sec. 28, Twns. 14 So. R-ii W subdv NE                120121
Brian #3           Sec. 28, Twns. 14 So. R-11 W subdv SE                120122
Brian #4           Sec. 27, Twns. 14 So. R-11 W subdv NW                120123
Brian #5           Sec. 27, Twns. 14 So. R-11 W subdv SW                120124
Brian #6           Sec. 28, Twns. 14 So. R-ii W subdv SW                120125
Brian #10          Sec. 28, Twns. 14 So. R-1i W subdv NW                120126
Brian #11          Sec. 27, Twns. 14 So. R-11 W subdv NW                120127

Snowflake          Sec. 4, Twns. 14 So. R-11 W subdv NE                 120132

Snowflake #1       Sec. 4, Twns. 14 So. R-11 W   subdv NE               120133
Snowflake #2       Sec. 4, Twns. 14 So. R-11 W   subdv NE               120134
Snowflake #3       Sec. 4, Twns. 14 So. R-11 W   subdv E2               120135

Linda              Sec. 33, & 34, Twns. 13 So. R-ii W subdv SE & SW     120136
Linda #1           Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120137
Linda #2           Sec. 33, Twns. 13 So. R-il W    subdv E2             120138
Linda #3           Sec. 33, Twns. 13 So. R-11 W    subdv E2             120139
Linda #4           Sec. 33, Twns. 13 So. R-11 W    subdv E2             120140
Linda #5           Sec. 33, Twns. 13 So. R-11 W    subdv E2             120141
Linda #6           Sec. 33, Twns. 13 So. R-11 W    subdv E2             120142

Brian #10          Sec. 28, Twns. 14 So. R-11 W   subdv all             302968
Brian #11          Sec. 27, Twns. 14 So. R-11 W   subdv W2              302969

Linda #5           Sec. 33, Twns. 13 So. R-11 W   subdv All             302978
Linda #6           Sec. 33, Twns. 13 So. R-11 W   subdv NE              302979

Linda              Sec. 34, Twns. 13 So. R-11 W     subdv W2            302992
Linda #1           Sec. 34, Twns. 13 So. R-11 W     subdv E2            302993
Linda #2           Sec. 34, Twns. 13 So. R-11 W     subdv E2            302994
Linda #3           Sec. 33, Twns. 13 So. R-11 W     subdv E2            302995
Linda #4           Sec. 33, Twns. 13 So. R-11 W     subdv E2            302996

Snowflake          Sec. 33, Twns. 13 So. R-11 W     subdv SE            302997
Snowflake #1       Sec. 33, Twns. 13 So. R-il W     subdv SE            302998
Snowflake #2       Sec. 33, Twns. 13 So. R-11 W     subdv SE            302999
Snowflake #3       Sec. 4, Twns. 14 So. R-11 W      subdv E2            303000

Hailstone          Sec. 33, Twns. 13 So. R-11 W     subdv SE            303001


Hailstone #1       Sec. 33 & 34, Twns. 13 So. R-il W subdv SE & SW      303002

Hailstone          Sec. 33, Twns. 13 So. R-11 W subdv SE                303025

Nola No 1          Sec. 28, Twns. 13 So. R-11 W subdv SE                303026
Nola               Sec. 33, Twns. 13 So. R-11 W subdv NE                303027

Carole Ann         Sec. 4, Twns. 14 So. R-11 W subdv NE                 303028
Carole Ann #1      Sec. 4, Twns. 14 So. R-11 W subdv SW                 303029

Brian #1           Sec. 28, Twns. 13 So. R-1i W subdv NW                303034
Brian #2           Sec. 28, Twns. 13 So. R-11 W subdv NE                303035
Brian #3           Sec. 28, Twns. 13 So. R-11 W subdv SE                303036
Brian #4           Sec. 27, Twns. 13 So. R-11 W subdv NW                303037
Brian #5           Sec. 27, Twns. 13 So. R-11 W subdv SW                303038
Brian #6           Sec. 28, Twns. 13 So. R-11 W subdv SW                303039



This mining lease contains a Reserved Royalty of 3% on all ores, minerals or Products (called "Production,,) mined and removed from the leased Premises. Said Royalty shall be Calculated based upon the gross value of the production. Additionally, the claims above, lode or placer claims have a minimum royalty of $5,000.00 and or a production royalty of $2.50/ton which is adjusted by the Consumer Prices Index for all Urban Consumers for U.S. City average as published by the U.S. Department of Labor Bureau of Labor Statistics.

With respect to the Properties, Daniel H. Engh and Dennis S. Engh have a mining lease Dated June 19th 1993 by and between Don W. Fullmer (Lessor) and Daniel H. Engh, Dennis S. Engh (Lessee). All terms and conditions of the June 19, 1993 mining lease will be a part of this mining lease. Said claims of this mining lease are described above:

                             Dated October --, 1996

PART 2
------

                                Area of Interest

          All lands within the following described Areas of Interest including:

          T13S, RllW
          T14S, RllW
          T14S, R12W
          T13S, R12W

          and any lands in Township 13 South 13 West, Township 14 South 14 West to define the boundary of Area of interest.

                            ADDENDUM TO MINING LEASE

          This Addendum to Mining Lease is made this l$th day of March, 2000 by and between Don W. Fullmer and Arnola B. Fullmer, his wife, 905 North Main Street, Fillmore: Utah 94631, hereinafter referred to as "Lessor" and Daniel H. Engh and Dennis S. Engh whose address is 2340 East Gennama Circle, Sandy, Utah 84093-1174, hereinafter referred to as "Lessee."

          In consideration, of bringing minimum royalty payments up to date though payments in the amount of $19,775.62, the receipt and adequacy of which is hereby acknowledged. Lessor hereby acknowledges that the items of default contained in file Notice dated December 31, 1999, incorporated by this reference, are hereby satisfied in full or waived as to past acts only.


          In consideration of the foregoing funds paid to Lessor, Lessor also ratifies file following Mining Lease No. 2-dated June 19, 1993 with Daniel H. Engh and Dennis S. Engh as being in full force and effect, without any modification of the lease or any waiver of the lease terms as to future performance, except at Paragraph 3.1 of the Mining Lease, the primary term and the requirement to obtain commercial production are extended for five (5) years from the date hereof.

          The leases and claims covered thereby are more particularly described on the attached Exhibit A, incorporated by this reference.

          This Addendum shall be effective on the date above.



/s/Don W. Fullmer                            /s/Daniel H. Engh
---------------------------------            ----------------------------------
Don W. Fullmcr, (Lessor)                     Daniel H. Engh, (Lessee)



/s/Arnola B. Fullmer                         /s/Dennis S. Engh
---------------------------------            ----------------------------------
Areola B. Fullmer, (Lessor)                  Dennis S. Engh, (Lessee)

To The ADDENDUM TO MINING LEASE
Page 2



STATE OF UTAH
                              SS
County of Millard

     On this 15 day of March, 2000, personally appeared before me Don W. Fullmer and Areola B. Fullmer, his wife, who acknowledged to me that they executed the foregoing Addendum to Mining Lease.



                                             ----------------------------------
                                             NOTARY PUBLIC
                                             Residing at:  390 S. 100E
                                                         ----------------------
My Commission Expires:                                     Fillmore, UT


---------------------



To The ADDENDUM TO MINING LEASE
Page 2



STATE OF UTAH
                              SS
County of Millard

     On this 15 day of March, 2000, personally appeared before me Don W. Fullmer and Areola B. Fullmer, his wife, who acknowledged to me that they executed the foregoing Addendum to Mining Lease.



                                             ----------------------------------
                                             NOTARY PUBLIC
                                             Residing at:  390 S. 100E
                                                         ----------------------
My Commission Expires:                                     Fillmore, UT


---------------------


STATE OF UTAH
                         SS
County of Millard

     On this 15 day of March, 2000, personally appeared before me Daniel H. Engh and Dennis S. Engh, who acknowledged to me that they executed the foregoing Addendum to Mining Lease.



                                             ----------------------------------
                                             NOTARY PUBLIC
                                             Residing at:  390 S. 100E
                                                         ----------------------
My Commission Expires:                                     Fillmore, UT



--------------------

To The ADDENDUM TO MINING LEASE
Page 3

                                    Exhibit A

Mining Lease #2
---------------

With respect to tile Propez~ics. Daniel H. Engh and Dennis S, Engh have a MINING LEASE AGREEMENT Dated June 19tj 1993 by and between Don W. Fullmer (Lessor) and Daniel H. Engh. Dennis S. Engh (Lessee). All terms said conditions of the June 19, 1993 MINING LEASE AGREEMENT will be a part of this Letter Agreement. Said claims of this MINING LEASE AGREEMENT are described below:

Tile Property consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Medrian, Juab County, Utah.

   Claim Name       Description                                      UMB NUMBER
   ----------       -----------                                      ----------

Hailstone          Sec. 33, Twns. 13 So. R-1l W subdv SE                 120109
Hailstone          Sec. 33, & 34, Twns, 13 So. R-11 W subdv SE & SW      120110
Hailstone #1       Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW      120111

Nola No. 1         Sec. 33, Twns. 13 So. R-11 W subdv SE                 120119

Carole Ann         Sec. 4, Twns. 14 So. R-11 W subdv NE                  120116
Carol Ann No. 1    Sec. 34, Twns. 13 So. R-11 W subdv SW                 120117

Nola               Sec. 33, Twns. 12 So. R-11 W subdv NE                 120118

Brian #1           Sec. 28 Twns. 14 So. R-11 W subdv NW                  120120
Brian #2           Sec. 28, Twns. 14 So. R-11 W subdv NE                 120121
Brian #3           Sec. 28, Twns. 14 So. R-11 W subdv SE                 120122
Brian #4           Sec. 27, Twns. 14 So. R-11 W subdv NW                 120123
Brian #5           S%c. 27, Twns. 14 So. R-1l W subdv SW                 120124
Brian #6           Sec. 28, Twns. 14 So. R-11 W subdv SW                 120125
Brian #10          Sec. 28, Twns. 14 So. R-1l W subdv NW                 120126
Brian #11          Sec. 27, Twns. 14 So. R-1l W subdv NW                 120127

Snowflake          Sec. 4, Twns. 14 So. R-11 W subdv NE                  120132
Snowflake #1       Sec. 4, Twns. 14 So. R-11 W subdv NE                  120133
Snowflake #2       Sec. 4, Twns. 14 So. R-11 W subdv NE                  120134
Snowflake #3       Sec. 4, ?wns. 14 So. R-11 W subdv E2                  120135

Linda              Sec. 33, & 34, Twns. 13 So. R-1l W subdv SE & SW      120136
Linda #1           Sec. 33, & 34, Twns. 13 So. R-1l W subdv SE & SW      120137
Linda #2           Sec. 33, Twns. 13 So. R-11 W  subdv E2                120138
Linda #3           Sec. 33, Twns. 13 So. R-11 W  subdv E2                120139
Linda #4           Sac. 33, Twns. 13 So. R-1l W  subdv E2                120140
Linda #5           Sec. 33, Twns. 13 So. R-11 W  subdv E2                120141

To The ADDENDUM TO MINING LEASE
Page 4

Linda #6           Sec. 33, Twns. 13 So. R-l1 W subdv E2                 120142

Brian #10          Sec. 28, Twns. 14 So. R-11 W subdv all                302968
Brian #11          Sec. 27, Twns. 14 So. R-11 W subdv W2                 302969

Linda #5           Sec. 33, Twns. 13 So. R-11 W subdv All                302978
Linda #6           Sec. 33, Twns. 13 So. R-11 W subdv NE                 302979

Linda              Sec. 34, Twns. 13 Sc. R-11 W subdv W2                 302992
Linda #1           Sec. 34, Twns. 13 So. R-11 W subdv E2                 302993
Linda #2           Sec. 34, Twns. 12 So. R-1l W subdv E2                 302994
Linda #3           Sec. 33, Twns. 13 So. R-11 W subdv E2                 202995
Linda #4           Sec. 23, Twns. 13 So. R-11 W subdv E2                 302996

Snowflake          Sec. 33, Twns. 13 So. R-11 W subdv SE                 302997
Snowflake #1       Sec. 32, Twns. 13 So. R-II W subdv SE                 302998
Snowflake #2       Sec. 22, Twns. 13 So. R-11 W  subdv SE                302999
Snowflake #3       Sec. 4, Twnns. 14 So. R-11 W subdv E2                 303000

Hailstone          Sec. 33, Twns. 13 So. R-11 W subdv SE                 303001
Hailstone #1       Sec. 33 & 24, Twns. 13 So. R-11 W subdv SE & SW       303002

Hailstone          Sec. 33, Twns. 13 So. R-11 W subdv SE                 303025

Nola No 1          Sec. 28, Twns. 13 So. R-l1 W subdv SE                 303026
Nola               Sec. 33, Twns. 13 So. R-1l W subdv NE                 303027

Carole Ann         Sec. 4, Twns. 14 So. R-ll W subdv NE                  303028
Carole Ann #1      Sec. 4, Twns. 14 So. R-1l W subdv SW                  303029

Brian #1           Sec, 28, Twns. 12 So. R-11 W subdv NW                 303034
Brian #2           Sec. 28, Twns. 12 So. R-11 W subdv NE                 303035
Brian #3           Sec. 28, Twns. 13 So. R-11 W subdv SE                 303036
Brian #4           Sec. 27, Twns. 12 So. R-11 W subdv NW                 303037
Brian #5           Sec. 27, Twns, 13 So. R-11 W subdv SW                 303038
Brian #6           Sec. 28, Twns. 13 So. R-11 W subdv SW                 303039

End of Exhibit A.

                  ADDENDUM TO OPTION TO ENTER INTO MINING LEASE
                                   (JOY AREA)


        This Addendum to the OPTION TO ENTER INTO MINING LEASE, herein referred to as "Option", made and entered into the 27th day of March, 2000, by and between Daniel H. Engh, Dennis S. Engh (Optionor) and Kaolin Of The West, LLC. (Optionee), a Utah Limited Liability Company:

        In  consideration,   of  providing  copies  of  testing,   analysis  and
geological mapping of the Joy Area claims describe in Exhibit A and the acknowledgment of the payments due the Optionor from the starting date of September 30th, 1996, the receipt of information and acknowledgment of payments due is adequacy of which is hereby acknowledged.

        In consideration of the foregoing acknowledgment to Optionor, Optionor also ratifies the following OPTION TO ENTER INTO MINING LEASE for the Joy Area claims described in Exhibit A - dated September 30th, 1996 with KAOLIN OF THE WEST, LLC., as being in full force and effect, without any modification of the option or any waiver of the option terms as to future performance, except at Paragraph 2 of the OPTION TO ENTER INTO MINING LEASE, the exercising the option is extended for four (4) years from the date hereof.

        The leases and claims covered thereby are more particularly described on the attached Exhibit A, incorporated by this reference.

        IN WITNESS WHEREOF, this ADDENDUM TO OPTION TO ENTER INTO MINING LEASE has been executed and delivered by Optionor to Optionee as of the day and year first above written.

To The ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
Page 5 of 4


                      Signed this 27th day of March, 2000.


                                                   Kaolin Of The West, LLC.



/s/ Daniel H. Engh                           BY:   /s/ Dennis S. Engh
---------------------------------            -----------------------------------
Daniel H. Engh, Optionor                     Its: Manager
                                             Optionee



/s/ Dennis S. Engh
---------------------------------
Dennis S. Engh, Optionor

To The ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
Page 3 of 4

                                    Exhibit A

ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
--------------------------------------------------------

To the OPTION TO ENTER INTO MINING LEASE Agreement dated as of September 30th, 1996, by and among Daniel H. Engh, Dennis S. Engh and Kaolin Of The West, LLC., a Utah Limited Liability Company:

PART 1
------

        With respect to the Properties, Daniel H. Engh and Dennis S. Engh are in control of lode and placer claims described below:

The Property consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West, and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Medrian, Juab County, Utah.




 Claim Name               Description                               UMC NUMBER
--------------------------------------------------------------------------------

Hailstone        Sec. 33, Twns. 13 So. R-11 W subdv SE                120109
Hailstone        Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120110
Hailstone #1     Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120111

Nola No. 1       Sec. 33, Twns. 13 So. R-11 W subdv SE                120119

Carole Ann       Sec. 4, Twns. 14 So. R-11 W subdv NE                 120116
Carol Ann No. 1  Sec. 34, Twns. 13 So. R-11 W subdv SW                120117

Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                120118

Brian #1         Sec. 28, Twns. 14 So. R-11 W subdv NW                120120
Brian #2         Sec. 28, Twns. 14 So. R-11 W subdv NE                120121
Brian #3         Sec. 28, Twns. 14 So. R-11 W subdv SE                120122
Brian #4         Sec. 27, Twns. 14 So. R-11 W subdv NW                120123
Brian #5         Sec. 27, Twns. 14 So. R-11 W subdv SW                120124
Brian #6         Sec. 28, Twns. 14 So. R-11 W subdv SW                120125
Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv NW                120126
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv NW                120127

Snowflake        Sec. 4, Twns. 14 So. R-11 W  subdv NE                120132
Snowflake #1     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120133
Snowflake #2     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120134
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W  subdv E2                120135

Linda            Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120136
Linda #1         Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120137
Linda #2         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120138

To The ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
Page 3 of 4


Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120139
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120140
Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120141
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120142

Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv all               302968
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv W2                302969

Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv All              302978
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv NE               302979

Linda            Sec. 34, Twns. 13 So. R-11 W  subdv W2               302992
Linda #1         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302993
Linda #2         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302994
Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302995
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302996

Snowflake        Sec. 33, Twns. 13 So. R-11 W  subdv SE               302997
Snowflake #1     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302998
Snowflake #2     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302999
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W   subdv E2               303000

To The ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
Page 4 of 4


Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303001
Hailstone #1     Sec. 33 & 34, Twns. 13 So. R-11 W subdv SE & SW      303002

Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303025

Nola No 1        Sec. 28, Twns. 13 So. R-11 W subdv SE                303026
Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                303027

Carole Ann       Sec. 4, Twns. 14 So. R-11 W  subdv NE                303028
Carole Ann #1    Sec. 4, Twns. 14 So. R-11 W  subdv SW                303029

Brian #1         Sec. 28, Twns. 13 So. R-11 W subdv NW                303034
Brian #2         Sec. 28, Twns. 13 So. R-11 W subdv NE                303035
Brian #3         Sec. 28, Twns. 13 So. R-11 W subdv SE                303036
Brian #4         Sec. 27, Twns. 13 So. R-11 W subdv NW                303037
Brian #5         Sec. 27, Twns. 13 So. R-11 W subdv SW                303038
Brian #6         Sec. 28, Twns. 13 So. R-11 W subdv SW                303039

This mining lease contains a Reserved Royalty of 3% on all ores, minerals or Products (called "Production") mined and removed from the leased Premises. Said Royalty shall be calculated based upon the gross value of the production. Additionally, the claims above, lode or placer claims have a minimum royalty of $5,000.00 and or a production royalty of $2.50/ton which is adjusted by the Consumer Prices Index for all Urban Consumers for U.S. City average as published by the U.S. Department of Labor Bureau of Labor Statistics.

To The ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
Page 5 of 4

With respect to the Properties, Daniel H. Engh and Dennis S. Engh have a mining lease Dated June 19th 1993 by and between Don W. Fullmer (Lessor) and Daniel H. Engh, Dennis S. Engh (Lessee). All terms and conditions of the June 19, 1993 mining lease will be a part of this mining lease. Said claims of this mining lease are described above:
End of Exhibit A.

                        ADDENDUM TO OPTION TO ENTER INTO MINING LEASE
                                          (JOY AREA)


        This Addendum to the OPTION TO ENTER INTO MINING LEASE, herein referred to as "Option", made and entered into the 27th day of March, 2000, by and between Kaolin Of The West, LLC., a Utah Limited Liability Company at 4532 Briarcreek Street, Salt Lake City, Utah 84117 hereinafter referred to as the (Optionor) and Utah Clay Technology, Inc., at 3985 South 2000 East, Salt Lake City, Utah 84124, hereinafter referred to as (Optionee), a Utah corporation:
        In  consideration,   of  providing  copies  of  testing,   analysis  and
geological mapping of the Joy Area claims describe in Exhibit A and the acknowledgment of the payments due the Optionor from the starting date of September 30th, 1996, the receipt of information and acknowledgment of payments due is adequacy of which is hereby acknowledged.
        In consideration of the foregoing acknowledgment to Optionor, Optionor also ratifies the following OPTION TO ENTER INTO MINING LEASE for the Joy Area claims described in Exhibit A - dated September 30th, 1996 with UTAH CLAY TECHNOLOGY INC., as being in full force and effect, without any modification of the option or any waiver of the option terms as to future performance, except at Paragraphs 1(C) and 2 of the OPTION TO ENTER INTO MINING LEASE, the exercising the option is extended for four (4) years from the date hereof.
        The leases and claims covered thereby are more particularly described on the attached Exhibit A, incorporated by this reference.

                  ADDENDUM TO OPTION TO ENTER INTO MINING LEASE
                                   (JOY AREA)


        IN WITNESS WHEREOF, this ADDENDUM TO OPTION TO ENTER INTO MINING LEASE has been executed and delivered by Optionor to Optionee as of the day and year first above written.

                      Signed this 27th day of March, 2000.


Kaolin Of The West, LLC.                     Utah Clay Technology, Inc.



BY: /s/ Dennis S. Engh                       BY: /s/ Dennis S. Engh
---------------------------------            ----------------------------------
Its: Manager                                 Its: President
Optionor                                     Optionee

To The ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
Page 3 of 4


                                    Exhibit A


ADDENDUM TO OPTION TO ENTER INTO MINING LEASE (JOY AREA)
--------------------------------------------------------

To the OPTION TO ENTER INTO MINING LEASE Agreement dated as of September 30th, 1996, by and among Kaolin Of The West, LLC., a Utah Limited Liability Company, and Utah Clay Technology, Inc., a Utah Corporation.

PART 1
------

        With respect to the Properties, Daniel H. Engh and Dennis S. Engh are in control of lode and placer claims described below:

The Property consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West, and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Medrian, Juab County, Utah.




  Claim Name                Description                             UMC NUMBER
--------------------------------------------------------------------------------

Hailstone        Sec. 33, Twns. 13 So. R-11 W subdv SE                120109
Hailstone        Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120110
Hailstone #1     Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120111

Nola No. 1       Sec. 33, Twns. 13 So. R-11 W subdv SE                120119

Carole Ann       Sec. 4, Twns. 14 So. R-11 W subdv NE                 120116
Carol Ann No. 1  Sec. 34, Twns. 13 So. R-11 W subdv SW                120117

Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                120118

Brian #1         Sec. 28, Twns. 14 So. R-11 W subdv NW                120120
Brian #2         Sec. 28, Twns. 14 So. R-11 W subdv NE                120121
Brian #3         Sec. 28, Twns. 14 So. R-11 W subdv SE                120122
Brian #4         Sec. 27, Twns. 14 So. R-11 W subdv NW                120123
Brian #5         Sec. 27, Twns. 14 So. R-11 W subdv SW                120124
Brian #6         Sec. 28, Twns. 14 So. R-11 W subdv SW                120125
Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv NW                120126
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv NW                120127

Snowflake        Sec. 4, Twns. 14 So. R-11 W  subdv NE                120132
Snowflake #1     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120133
Snowflake #2     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120134
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W  subdv E2                120135

Linda            Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120136
Linda #1         Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120137
Linda #2         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120138
Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120139
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120140
Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120141
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120142

Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv all               302968
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv W2                302969
Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv All              302978
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv NE               302979

Linda            Sec. 34, Twns. 13 So. R-11 W  subdv W2               302992
Linda #1         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302993
Linda #2         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302994
Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302995
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302996

Snowflake        Sec. 33, Twns. 13 So. R-11 W  subdv SE               302997
Snowflake #1     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302998
Snowflake #2     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302999
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W   subdv E2               303000

Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303001
Hailstone #1     Sec. 33 & 34, Twns. 13 So. R-11 W subdv SE & SW      303002

Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303025

Nola No 1        Sec. 28, Twns. 13 So. R-11 W subdv SE                303026
Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                303027

Carole Ann       Sec. 4, Twns. 14 So. R-11 W  subdv NE                303028
Carole Ann #1    Sec. 4, Twns. 14 So. R-11 W  subdv SW                303029

Brian #1         Sec. 28, Twns. 13 So. R-11 W subdv NW                303034
Brian #2         Sec. 28, Twns. 13 So. R-11 W subdv NE                303035
Brian #3         Sec. 28, Twns. 13 So. R-11 W subdv SE                303036
Brian #4         Sec. 27, Twns. 13 So. R-11 W subdv NW                303037
Brian #5         Sec. 27, Twns. 13 So. R-11 W subdv SW                303038
Brian #6         Sec. 28, Twns. 13 So. R-11 W subdv SW                303039

This mining lease contains a Reserved Royalty of 3% on all ores, minerals or Products (called "Production") mined and removed from the leased Premises. Said Royalty shall be calculated based upon the gross value of the production. Additionally, the claims above, lode or placer claims have a minimum royalty of $5,000.00 and or a production royalty of $2.50/ton which is adjusted by the Consumer Prices Index for all Urban Consumers for U.S. City average as published by the U.S. Department of Labor Bureau of Labor Statistics.

With respect to the Properties, Daniel H. Engh and Dennis S. Engh have a mining lease Dated June 19th 1993 by and between Don W. Fullmer (Lessor) and Daniel H. Engh, Dennis S. Engh (Lessee). All terms and conditions of the June 19, 1993 mining lease will be a part of this mining lease. Said claims of this mining lease are described above:
End of Exhibit A.

                        ADDENDUM TO OPTION TO ENTER INTO MINING LEASE
                                          (JOY AREA)


        This Addendum to the OPTION TO ENTER INTO MINING LEASE, herein referred to as "Option", made and entered into the 27th day of March, 2000, by and between Kaolin Of The West, LLC., a Utah Limited Liability Company at 4532 Briarcreek Street, Salt Lake City, Utah 84117 hereinafter referred to as the (Optionor) and Utah Clay Technology, Inc., at 3985 South 2000 East, Salt Lake City, Utah 84124, hereinafter referred to as (Optionee), a Utah corporation:
        In  consideration,   of  providing  copies  of  testing,   analysis  and
geological mapping of the Joy Area claims describe in Exhibit A and the acknowledgment of the payments due the Optionor from the starting date of September 30th, 1996, the receipt of information and acknowledgment of payments due is adequacy of which is hereby acknowledged.
        In consideration of the foregoing acknowledgment to Optionor, Optionor also ratifies the following OPTION TO ENTER INTO MINING LEASE for the Joy Area claims described in Exhibit A - dated September 30th, 1996 with UTAH CLAY TECHNOLOGY INC., as being in full force and effect, without any modification of the option or any waiver of the option terms as to future performance, except at Paragraphs 1(C) and 2 of the OPTION TO ENTER INTO MINING LEASE, the exercising the option is extended for four (4) years from the date hereof.
        The leases and claims covered thereby are more particularly described on the attached Exhibit A, incorporated by this reference.

To The ADDENDUM TO OPTION TO ENTER INTO MINING LEASE(JOY AREA)
Page 5 of 4


        IN WITNESS WHEREOF, this ADDENDUM TO OPTION TO ENTER INTO MINING LEASE has been executed and delivered by Optionor to Optionee as of the day and year first above written.

                      Signed this 27th day of March, 2000.


Kaolin Of The West, LLC.                      Utah Clay Technology, Inc.



BY: /s/ Dennis S. Engh                       BY: /s/ Dennis S. Engh
---------------------------------            -----------------------------------
Its: Manager                                 Its: President
Optionor                                     Optionee

                                          Exhibit A


ADDENDUM TO OPTION TO ENTER INTO MINING LEASE(JOY AREA)

To the OPTION TO ENTER INTO MINING LEASE Agreement dated as of September 30th, 1996, by and among Kaolin Of The West, LLC., a Utah Limited Liability Company, and Utah Clay Technology, Inc., a Utah Corporation.

PART 1

        With respect to the Properties, Daniel H. Engh and Dennis S. Engh are in control of lode and placer claims described below:

The Property consists of Lode Claims and Placer claims. And are located in Townships 13 South Range 11 West and Township 14 South 11 West, and Township 13 South 12 West and Township 13 South Range 10 West Salt Lake Medrian, Juab County, Utah.




    Claim Name              Description                            UMC NUMBER

Hailstone        Sec. 33, Twns. 13 So. R-11 W subdv SE                120109
Hailstone        Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120110
Hailstone #1     Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120111

Nola No. 1       Sec. 33, Twns. 13 So. R-11 W subdv SE                120119

Carole Ann       Sec. 4, Twns. 14 So. R-11 W subdv NE                 120116
Carol Ann No. 1  Sec. 34, Twns. 13 So. R-11 W subdv SW                120117

Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                120118

Brian #1         Sec. 28, Twns. 14 So. R-11 W subdv NW                120120
Brian #2         Sec. 28, Twns. 14 So. R-11 W subdv NE                120121
Brian #3         Sec. 28, Twns. 14 So. R-11 W subdv SE                120122
Brian #4         Sec. 27, Twns. 14 So. R-11 W subdv NW                120123
Brian #5         Sec. 27, Twns. 14 So. R-11 W subdv SW                120124
Brian #6         Sec. 28, Twns. 14 So. R-11 W subdv SW                120125
Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv NW                120126
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv NW                120127

Snowflake        Sec. 4, Twns. 14 So. R-11 W  subdv NE                120132
Snowflake #1     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120133
Snowflake #2     Sec. 4, Twns. 14 So. R-11 W  subdv NE                120134
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W  subdv E2                120135

Linda            Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120136
Linda #1         Sec. 33, & 34, Twns. 13 So. R-11 W subdv SE & SW     120137
Linda #2         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120138

Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120139
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120140
Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120141
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv E2               120142

Brian #10        Sec. 28, Twns. 14 So. R-11 W subdv all               302968
Brian #11        Sec. 27, Twns. 14 So. R-11 W subdv W2                302969

Linda #5         Sec. 33, Twns. 13 So. R-11 W  subdv All              302978
Linda #6         Sec. 33, Twns. 13 So. R-11 W  subdv NE               302979

Linda            Sec. 34, Twns. 13 So. R-11 W  subdv W2               302992
Linda #1         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302993
Linda #2         Sec. 34, Twns. 13 So. R-11 W  subdv E2               302994
Linda #3         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302995
Linda #4         Sec. 33, Twns. 13 So. R-11 W  subdv E2               302996

Snowflake        Sec. 33, Twns. 13 So. R-11 W  subdv SE               302997
Snowflake #1     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302998
Snowflake #2     Sec. 33, Twns. 13 So. R-11 W  subdv SE               302999
Snowflake #3     Sec. 4, Twns. 14 So. R-11 W   subdv E2               303000

Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303001
Hailstone #1     Sec. 33 & 34, Twns. 13 So. R-11 W subdv SE & SW      303002

Hailstone        Sec. 33, Twns. 13 So. R-11 W  subdv SE               303025

Nola No 1        Sec. 28, Twns. 13 So. R-11 W subdv SE                303026
Nola             Sec. 33, Twns. 13 So. R-11 W subdv NE                303027

Carole Ann       Sec. 4, Twns. 14 So. R-11 W  subdv NE                303028
Carole Ann #1    Sec. 4, Twns. 14 So. R-11 W  subdv SW                303029

Brian #1         Sec. 28, Twns. 13 So. R-11 W subdv NW                303034
Brian #2         Sec. 28, Twns. 13 So. R-11 W subdv NE                303035
Brian #3         Sec. 28, Twns. 13 So. R-11 W subdv SE                303036
Brian #4         Sec. 27, Twns. 13 So. R-11 W subdv NW                303037
Brian #5         Sec. 27, Twns. 13 So. R-11 W subdv SW                303038
Brian #6         Sec. 28, Twns. 13 So. R-11 W subdv SW                303039

This mining lease contains a Reserved Royalty of 3% on all ores, minerals or Products (called "Production") mined and removed from the leased Premises. Said Royalty shall be calculated based upon the gross value of the production. Additionally, the claims above, lode or placer claims have a minimum royalty of $5,000.00 and or a production royalty of $2.50/ton which is adjusted by the Consumer Prices Index for all Urban Consumers for U.S. City average as published by the U.S. Department of Labor Bureau of Labor Statistics.

With respect to the Properties, Daniel H. Engh and Dennis S. Engh have a mining lease Dated June 19th 1993 by and between Don W. Fullmer (Lessor) and Daniel H. Engh, Dennis S. Engh (Lessee). All terms and conditions of the June 19, 1993 mining lease will be a part of this mining lease. Said claims of this mining lease are described above:
End of Exhibit A.